UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22975

AllianzGI Institutional Multi-Series Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York 10019

(Address of principal executive offices) (Zip code)

Scott Whisten

1633 Broadway

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3367

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

Item 1. Report to Shareholders

AllianzGI Institutional Multi-Series Trust

Annual Report

September 30, 2018

Portfolio Summaries	2-7

Important Information	8-9

Schedules of Investments	10-34

Statements of Assets and Liabilities	35

Statements of Operations	36

Statements of Changes in Net Assets	37-38

Financial Highlights	39-40

Notes to Financial Statements	41-56

Report of Independent Registered Public Accounting Firm	57

Federal Tax Information	58

Matters Relating to the Trustees’ Consideration of the Investment Management and Sub-Advisory Agreements	59-61

Changes to the Board of Trustees and Officers	62

Privacy Policy	63-65

Board of Trustees and Officers	66-68

AllianzGI Advanced Core Bond Portfolio

(unaudited)

For the period of October 1, 2017 through September 30, 2018, as provided by Fabian Lutzenberger, CFA, Lead Portfolio Manager.

 Portfolio Insights

For the twelve-month period ending September 30, 2018, the AllianzGI Advanced Core Bond Portfolio (the “Portfolio”) returned -1.48% (net of fees), underperforming the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which returned -1.22%.

Market Overview

Over the reporting period, the index yield of the benchmark, as provided by Bloomberg Finance L.P., increased by 91 basis points. Broken down by sub-indices of the benchmark, the strongest increase in yield was realized in asset-backed securities (“ABS”) (122 basis points), followed by Covered Bonds (116 basis points), Government-Related (102 basis points), and U.S. Treasury (100 basis points). The total return of the benchmark (-1.22%) can be broken down into segment performance as follows: The U.S. Treasury sub index performed -1.62%, the Government-Related sub index returned -0.64%, the Corporate sub index returned -1.19%, and the U.S. mortgage-backed securities (“MBS”) sub index realized a total return of -0.92%. Looking at the various rating segments of the benchmark, we observe that the worst performance was shown by A-rated bonds (-1.56%), while Aa-rated bonds had the highest total return (-0.62%). Analyzing the maturity segments of the benchmark, we observe that the highest total return was realized by the 1-3 Year sub-index (0.22%), followed by the 3-5 Year sub-index (-1.04%). The worst performance was shown by the 10+ Year sub-index (-2.71%), followed by the 7-10 Year (-1.59%) and 5-7 Year (-1.18%) sub-indices.

Portfolio Review

According to a performance attribution analysis provided by IDS GmbH*, effective duration, sector, yield, and selection had positive contributions to the Portfolio’s active return against the benchmark, while term structure and quality had negative contributions.

Outlook

At the end of the twelve-month reporting period the yield of the Portfolio’s investment universe, as measured by the benchmark yield, was 3.46%, as provided by Bloomberg Finance L.P. The benchmark segment with the highest yield was corporate bonds (4.07%), followed by U.S. MBS (3.59%), Commercial Mortgage-Backed Securities (“CMBS”) (3.58%), and government-related bonds (3.50%). The segment of the benchmark with the lowest yield was U.S. Treasury, which yielded 2.95%.

We expect a continuation of the solid economic growth environment in the U.S., possibly with somewhat smaller momentum. In particular, investment could be supported by fiscal measures, and consumption by the solid labor market and low savings ratio. Although the low unemployment rate could lead to higher inflation, we expect only slow increases in the inflation rate so far.

We believe major risk factors appear to be uncertainties concerning the future fiscal policy in Italy, tensions in Emerging Markets given the U.S. dollar-triggered increasing real debt burden, political discussions concerning trade that could dampen investment and undermine the real purchasing power of households as well as uncertainties regarding economic growth in China.

* IDS GmbH is an Analysis and Reporting Service that is a wholly owned subsidiary of Allianz SE offering a full range of managed services encompassing Data Management, Risk Controlling, Performance Analysis and Reporting for investments.

 Average Annual Total Return for the period ended September 30, 2018

	1 Year	Since Inception†
AllianzGI Advanced Core Bond Portfolio	-1.48%	1.09%
Bloomberg Barclays U.S. Aggregate Bond Index††	-1.22%	1.34%

† The Portfolio began operations on October 30, 2015. Benchmark return comparisons began on the portfolio inception date.

†† The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and US dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on portfolio distributions or redemption of portfolio shares. Total return performance assumes that all dividends and capital gain distributions were reinvested on the payable date. The Portfolio’s gross expense ratio is 0.44%. This ratio does not include an expense reduction, contractually agreed to through January 31, 2019. The Portfolio’s expense ratio net of this reduction is 0.35%. Expense ratio information is as of the Portfolio’s current Private Placement Memorandum (“PPM”) dated February 1, 2018, as further revised or supplemented from time to time.

Portfolio Review commentary is based on the Wilshire Axiom Performance Attribution Analysis. Wilshire Axiom uses a position based approach and performance is linked daily. Please note that the different prices and different methodologies used in this attribution report, among others, may cause deviation in return figures to official performance.

2	Annual Report / September 30, 2018

AllianzGI Advanced Core Bond Portfolio

(unaudited) (continued)

Industry/Sectors (as of September 30, 2018)		Cumulative Returns through September 30, 2018

U.S. Government Agency Securities	27.7%	(in thousands)
U.S. Treasury Obligations	26.5%
Banks	24.2%
Sovereign Debt Obligations	13.2%
Auto Manufacturers	5.5%
Oil, Gas & Consumable Fuels	3.4%
Pharmaceuticals	3.0%
Food & Beverage	2.9%
Other	20.3%
Cash & Equivalents — Net	-26.7%

Moody’s Ratings* (as of September 30, 2018)
(as a % of total investments)

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Portfolio and are categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Portfolio’s consideration of industry practice. See “Important Information” for more detail on the selection of Moody’s for the Portfolio’s ratings presentation. Bonds not rated by Moody’s and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Shareholder Expense Example	Actual Performance
Institutional Class

Beginning Account Value (4/1/18)	$1,000.00

Ending Account Value (9/30/18)	$ 998.70

Expenses Paid During Period	$ 1.75

Hypothetical Performance
(5% return before expenses)
Institutional Class

Beginning Account Value (4/1/18)	$1,000.00

Ending Account Value (9/30/18)	$1,023.31

Expenses Paid During Period	$ 1.78

Expenses (net of reimbursement, if any) are equal to the annualized expense ratio (0.35%), multiplied by the average account value over the period, multiplied by 183/365 for the Actual expense example.

3	Annual Report / September 30, 2018

AllianzGI Best Styles Global Managed Volatility Portfolio

(unaudited)

For the period of October 1, 2017 through September 30, 2018, as provided by Christian McCormick, Senior Product Specialist.

 Portfolio Insights

For the twelve-month period ended September 30, 2018, the AllianzGI Best Styles Global Managed Volatility Portfolio (the “Portfolio”) returned 8.77%, underperforming the MSCI ACWI Minimum Volatility Index (the “benchmark”), which returned 10.46%.

Market Overview

Global equity returns had a solid 9.8% gain over the period as measured by the MSCI ACWI Index. However, there was significant regional dispersion and it was a tale of two halves. The last six months saw emerging markets underperform, affected by a strengthening U.S. dollar and by currency crises in Argentina, Turkey and Venezuela. U.S. equities delivered strong performance, surging to reach fresh highs, buoyed by robust U.S. economic data and continued earnings growth, despite the growing threat of an all-out trade war with China. As the third quarter came to an end, the U.S. signed a new trade agreement with Canada and Mexico, and in addition to positive comments about Europe, the tone was that a major trade war would be confined to the U.S. and China.

Portfolio Review

The Portfolio’s strategies implement a blend of five investment styles that we believe are well-diversified and successful over the long-term. This blend of investment styles include: Value, Momentum, Earnings Change, Growth and Quality. Over the trailing twelve months, the style Value underperformed globally, driven primarily by significant underperformance in the U.S. market. The trend following styles of Momentum and Earnings Change outperformed while Growth was the worst relative performer of our five target investment styles. In addition, the global markets took on a decidedly defensive tilt as mega caps, Quality, and Low Risk stocks all outperformed.

The Portfolio holds a broad number of stocks to implement what we believe to be a well-diversified mix of investment styles and assigns a maximum active weighting of 1% to individual stocks. Therefore, we expect stock selection to be the biggest driver of relative returns and this was the case over the past twelve months. Stock selection in the energy and healthcare sectors were the largest contributors, along with Switzerland from a country context. Stock selection within the information technology and consumer staples sectors, along with China from a country context, were the biggest detractors to performance.

Outlook

The trade conflicts between the U.S., China and Belgium will continue to make headlines and may lead to unexpected twists and turns for the rest of 2018 and beyond. It is encouraging, however, that the U.S. and Mexico reached a preliminary agreement on the renegotiation of the North American Free Trade Agreement (“NAFTA”). While we believe any tariffs will probably have a dampening effect, global growth looks set to remain above potential for some time to come, as stronger U.S growth should compensate for a slowdown in Europe, Japan and several emerging markets. From our vantage point, neither a significant decline in growth nor a recession is in the cards right now. This is an argument in favor of equity investments. Generally speaking, in our view concerns about an escalating trade war are likely to weigh more on equities from export-oriented economies which are well integrated into global supply chains and less on U.S. equities. In our view the European Central Bank (“ECB”) and the U.S. Federal Reserve (“Fed”) are likely to stick to their monetary policies.

 Average Annual Return for the period ended September 30, 2018

	1 Year	Since Inception†
AllianzGI Best Styles Global Managed Volatility Portfolio	8.77%	11.99%
MSCI ACWI Minimum Volatility Index††	10.46%	9.91%

† The Portfolio began operations on April 11, 2016. Benchmark return comparisons began on the portfolio inception date.

†† The MSCI ACWI Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to large and mid-cap equities across developed markets and emerging markets countries. The index is calculated by optimizing the MSCI ACWI Index, its parent index, for the lowest absolute risk (within a given set of constraints). Historically, the index has shown lower beta and volatility characteristics relative to the MSCI ACWI Index. Index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on portfolio distributions or redemption of portfolio shares. Total return performance assumes that all dividends and capital gain distributions were reinvested on the payable date. The Portfolio’s gross expense ratio is 0.83%. This ratio does not include an expense reduction, contractually agreed to through January 31, 2019. The Portfolio’s expense ratio net of this reduction is 0.45%. Expense ratio information is as of the Portfolio’s current PPM dated February 1, 2018, as further revised or supplemented from time to time.

4	Annual Report / September 30, 2018

AllianzGI Best Styles Global Managed Volatility Portfolio

(unaudited) (continued)

Country Allocation (as of September 30, 2018)		Cumulative Returns through September 30, 2018

United States	56.3%	(in thousands)
Japan	11.9%
Taiwan	4.7%
China	2.9%
Switzerland	2.1%
Thailand	1.9%
Singapore	1.8%
Canada	1.7%
Other	14.5%
Cash & Equivalents — Net	2.2%

Shareholder Expense Example	Actual Performance
Institutional Class

Beginning Account Value (4/1/18)	$1,000.00

Ending Account Value (9/30/18)	$1,043.20

Expenses Paid During Period	$ 2.30

Hypothetical Performance
(5% return before expenses)
Institutional Class

Beginning Account Value (4/1/18)	$1,000.00

Ending Account Value (9/30/18)	$1,022.81

Expenses Paid During Period	$ 2.28

Expenses (net of reimbursement, if any) are equal to the annualized expense ratio (0.45%), multiplied by the average account value over the period, multiplied by 183/365.

5	Annual Report / September 30, 2018

AllianzGI Global Small-Cap Opportunities Portfolio

(unaudited)

For the period of October 1, 2017 through September 30, 2018, as provided by Kunal Ghosh, Portfolio Manager.

 Portfolio Insights

For the twelve-month period ended September 30, 2018, the AllianzGI Global Small-Cap Opportunities Portfolio (the “Portfolio”) returned 8.91%, outperforming the MSCI All Country World Small-Cap Index (the “benchmark”), which returned 8.67%.

Market Overview

During the reporting period, the benchmark performance was positive, advancing in eight of 12 months thanks to a favorable macroeconomic environment and positive earnings growth for global small-cap equities.

The benchmark advanced in the initial four months of the reporting period due to a strong financial backdrop as global gross domestic product growth was positive, inflation levels were low and central bank policies were accommodative. Results declined in February 2018, as volatility increased amid apprehension over a global trade war, the impact from mounting geopolitical tensions in Russia, as well as concerns of rising inflation expectations which could lead the U.S. Federal Reserve (the “Fed”) to accelerate rate hikes. This underperformance was relatively short lived, with flat returns in March followed by increases in April and May. The benchmark was non-directional for the final four months of the reporting period as two positive months in July and August were offset by two similarly negative months in June and September. A stronger U.S. dollar and softening economic data for various countries indicated a breakdown of synchronous global growth led to an outperformance of U.S. equities relative to their non-U.S. small-cap counterparts, particularly emerging markets, during this period.

Country results were mixed, with 22 of 47 countries within the benchmark index posting gains during the reporting period. Norway and Israel were each higher in excess of 19% growth, followed closely by results in the United States and in South Korea. Meanwhile, Peru declined more than 41% due to stock-specific impacts as the country only has three small-cap names in the benchmark index, while Turkey retreated 34% as the lira came under renewed selling pressure after the U.S. imposed sanctions and market participants questioned the country’s central bank independence. From a sector standpoint, health care was a strong performer with a near 30% gain, followed by double-digit advances in the information technology and energy sectors. Conversely, materials declined less than 1%, the only sector to post a loss during the reporting period.

Portfolio Review

The Portfolio’s performance compared to the benchmark was due to bottom-up stockpicking at both a country and sector level.

During the reporting period, strong stockpicking in the consumer discretionary sector contributed to the Portfolio’s results, particularly from the textile, apparel & luxury goods industry, followed by selections in the health care and materials sectors. Meanwhile, a relative overweight allocation and negative stock selection in the utilities sector offset results as did selections in the industrials sector. Country results were led by bottom-up stockpicking in the U.S., China and India. Conversely, an overweight allocation and selections in Poland and Turkey offset results during the reporting period.

Outlook

We maintain a favorable viewpoint on global small-cap equities as positive earnings growth and a moderate valuation level may result in a continuation of recent performance results. While uncertainty regarding the trade and political climate may continue to capture headlines, overall economic fundamentals appear solid given that financial conditions appear benign; employment conditions remains strong; and key manufacturing and service surveys flash expansionary numbers. Lastly, we believe the greater levels of inefficiencies in both developed and emerging markets small cap equities bode well for our active approach.

We continue to construct the Portfolio on a bottom-up basis with conviction at the stock level. In addition, we apply a dual risk-budget, targeting a tracking error of 4-6% and lower forecast risk than the benchmark, which may help protect capital during inevitable down market periods and provide our clients with a greater level of return consistency. We believe investment results will be supported by earnings growth and our behavioral finance-focused investment process and focus on higher quality securities with attractive company fundamentals will be a driver of returns for the coming quarters.

 Average Annual Total Return for the period ended September 30, 2018

	1 Year	Since Inception†

AllianzGI Global Small-Cap Opportunities Portfolio	8.91%	10.13%

MSCI All Country World Small-Cap Index††	8.67%	7.59%

† The Portfolio began operations on July 23, 2014. Benchmark return comparisons began on the portfolio inception date.

†† The MSCI All Country World Small-Cap Index captures small-cap representation across developed markets and emerging markets countries. The Index covers about 14% of the free float-adjusted market capitalization in each country. Index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on portfolio distributions or redemption of portfolio shares. Total return performance assumes that all dividends and capital gain distributions were reinvested on the payable date. The Portfolio’s gross expense ratio is 4.24%. This ratio does not include an expense reduction, contractually agreed to through January 31, 2019. The Portfolio’s expense ratio net of this reduction is 1.20%. Expense ratio information is as of the Portfolio’s current PPM dated February 1, 2018, as further revised or supplemented from time to time.

6	Annual Report / September 30, 2018

AllianzGI Global Small-Cap Opportunities Portfolio

(unaudited) (continued)

Country Allocation (as of September 30, 2018)		Cumulative Returns through September 30, 2018
United States	54.4%	(in thousands)
Japan	11.6%
United Kingdom	4.7%
China	3.9%
Australia	3.3%
Canada	3.3%
India	2.6%
Russian Federation	2.0%
Other	14.3%
Cash & Equivalents — Net	-0.1%

Shareholder Expense Example	Actual Performance
Institutional Class
Beginning Account Value (4/1/18)	$1,000.00
Ending Account Value (9/30/18)	$1,047.00
Expenses Paid During Period	$6.16
Hypothetical Performance
(5% return before expenses)
Institutional Class
Beginning Account Value (4/1/18)	$1,000.00
Ending Account Value (9/30/18)	$1,019.05
Expenses Paid During Period	$6.07

Expenses (net of reimbursement, if any) are equal to the annualized expense ratio (1.20%), multiplied by the average account value over the period, multiplied by 183/365.

7	Annual Report / September 30, 2018

AllianzGI Institutional Multi-Series Trust

Important Information (unaudited)

As of September 30, 2018, AllianzGI Institutional Multi-Series Trust (the “Trust”) consisted of three investment series, AllianzGI Advanced Core Bond Portfolio, AllianzGI Best Styles Global Managed Volatility Portfolio, and AllianzGI Global Small-Cap Opportunities Portfolio, (each a “Portfolio” and collectively the “Portfolios”). The Portfolios each currently offer one share class.

The Cumulative Returns charts for each Portfolio assume the initial investment was made on the first day of each Portfolio’s initial fiscal year. Results assume that all dividends and capital gain distributions, if any, were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of each Portfolio’s inception date.

The following disclosure provides important information regarding each Portfolio’s Shareholder Expense Example, which appears on each Portfolio Summary page in this Annual report. “Cash & Equivalents-Net” in the Allocation Summaries may be comprised of cash, repurchase agreements, U.S. Treasury Bills, and other assets net of other liabilities including net unrealized appreciation (depreciation) on futures contracts, and forward foreign currency contracts, as applicable.    Please refer to this information when reviewing the Shareholder Expense Example for each Portfolio.

Shareholder Expense Example

Shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees and other Portfolio expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period    April 1, 2018 through September 30, 2018.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the tables for “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information for “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Proxy Voting

The Portfolios’ Investment Manager has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the Investment Manager will use when voting proxies on behalf of each Portfolio. Copies of the written Proxy Policy and the factors that the Investment Manager may consider in determining how to vote proxies for each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-498-5413, on the Allianz Global Investors website at us.allianzgi.com and on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

8	Annual Report / September 30, 2018

Form N-Q

The Trust files complete schedules of each Portfolio’s holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-498-5413. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Credit Ratings

Bond ratings apply to the underlying holdings of a Portfolio and not the Portfolio itself and are divided into categories ranging from highest to lowest credit quality, determined for purposes of presentations in this report by using ratings provided by Moody’s

Investors Service, Inc. (“Moody’s”).

Unless otherwise noted, presentations of credit ratings information in this report use ratings provided by Moody’s because of, among other reasons, the access to background information and other materials provided by Moody’s, as well as the Portfolios’ considerations of industry practice.

Bonds not rated by Moody’s or bonds that do not have a rating available are designated as “NR” and “NA”, respectively. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by Moody’s or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the applicable Portfolios, Allianz Global Investors U.S. LLC, the Investment Manager to the Portfolios, develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

All the information on the Portfolio Summary pages, including Portfolio Insights, Average Annual Total Return Tables, Cumulative Return Charts, Shareholder Expense Examples and Allocation/Credit Rating Summaries is unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, us.allianzgi.com, 1-800-498-5413.

9	Annual Report / September 30, 2018

Schedule of Investments

September 30, 2018

AllianzGI Advanced Core Bond Portfolio

	Principal Amount (000s)	Value

CORPORATE BONDS & NOTES - 59.3%

Aerospace & Defense - 1.2%

General Dynamics Corp.,
3.375%, 5/15/23	$100	$99,907
Northrop Grumman Corp.,
2.08%, 10/15/20	750	733,395
United Technologies Corp.,
1.90%, 5/4/20	350	343,048
3.35%, 8/16/21	200	199,754
4.15%, 5/15/45	100	93,392

		1,469,496

Agriculture - 1.4%

Altria Group, Inc.,
5.375%, 1/31/44	200	215,786
Cargill, Inc. (a)(b),
3.05%, 4/19/21	500	496,345
3.25%, 3/1/23	100	98,593
Philip Morris International, Inc.,
2.00%, 2/21/20	800	788,833
2.375%, 8/17/22	200	191,966

		1,791,523

Auto Manufacturers - 5.5%

American Honda Finance Corp.,
1.95%, 7/20/20	500	491,160
2.00%, 2/14/20	800	789,250
2.60%, 11/16/22	100	96,877
BMW U.S. Capital LLC (a)(b),
3.45%, 4/12/23	350	346,923
Daimler Finance North America LLC (a)(b),
2.00%, 7/6/21	500	480,761
2.30%, 2/12/21	750	730,288
Ford Motor Credit Co. LLC,
2.681%, 1/9/20	850	841,393
General Motors Co.,
5.15%, 4/1/38	200	186,360
General Motors Financial Co., Inc.,
2.65%, 4/13/20	350	346,519
3.95%, 4/13/24	150	146,306
4.35%, 4/9/25	350	343,881
Harley-Davidson Financial Services, Inc., Ser. SR (a)(b),
3.55%, 5/21/21	350	348,817
Kia Motors Corp. (a)(b),
3.50%, 10/25/27	250	232,514
PACCAR Financial Corp.,
1.65%, 8/11/21	500	477,012
2.30%, 8/10/22	250	239,911
Toyota Motor Credit Corp.,
1.95%, 4/17/20	800	788,956

		6,886,928

Banks - 24.2%

Banco Bilbao Vizcaya Argentaria S.A.,
3.00%, 10/20/20	1,000	987,610
Bank of America Corp.,
4.00%, 4/1/24	200	201,770
5.625%, 7/1/20	600	624,672
Bank of Montreal,
2.10%, 6/15/20	850	836,646
2.35%, 9/11/22	800	767,137
Bank of New York Mellon Corp.,
2.60%, 2/7/22	800	780,565
Bank of Nova Scotia,
1.85%, 4/14/20	350	343,619
1.875%, 4/26/21	798	771,504
2.15%, 7/14/20	850	836,303
2.80%, 7/21/21	300	295,643
Barclays PLC,
2.75%, 11/8/19	850	846,591
4.375%, 1/12/26	350	339,286

See accompanying Notes to Financial Statements	10	Annual Report / September 30, 2018

Schedule of Investments

September 30, 2018

AllianzGI Advanced Core Bond Portfolio

	Principal Amount (000s)	Value
4.95%, 1/10/47	300	277,821
BNG Bank NV (a)(b),
1.625%, 4/19/21	800	772,232
2.375%, 3/16/26	500	470,134
BNZ International Funding Ltd. (a)(b),
3.375%, 3/1/23	300	293,562
Citigroup, Inc.,
4.50%, 1/14/22	700	719,195
4.65%, 7/30/45	100	100,833
8.125%, 7/15/39	300	431,971
Commonwealth Bank of Australia (a)(b),
2.85%, 5/18/26	500	461,803
Deutsche Bank AG,
2.85%, 5/10/19	850	848,332
3.375%, 5/12/21	400	390,976
Dexia Credit Local S.A. (a)(b),
1.875%, 3/28/19	400	398,138
3.25%, 9/26/23	250	248,911
Fifth Third Bancorp,
2.60%, 6/15/22	400	385,319
Goldman Sachs Group, Inc.,
2.55%, 10/23/19	500	498,110
6.00%, 6/15/20, Ser. D	400	417,785
ING Bank NV (a)(b),
2.625%, 12/5/22	750	729,903
ING Groep NV,
4.10%, 10/2/23	250	250,073
JPMorgan Chase & Co.,
3.625%, 5/13/24	650	645,136
4.40%, 7/22/20	800	816,980
KFW,
1.50%, 4/20/20	1,200	1,175,018
2.75%, 7/15/20	650	648,332
Landwirtschaftliche Rentenbank, Ser. 37,
2.50%, 11/15/27	400	377,729
Lloyds Banking Group PLC,
4.05%, 8/16/23	200	198,708
Macquarie Bank Ltd. (a)(b),
3.90%, 1/15/26	700	685,846
Morgan Stanley,
2.50%, 4/21/21	500	488,397
2.80%, 6/16/20	850	843,811
4.375%, 1/22/47	300	292,767
National Australia Bank Ltd.,
2.625%, 1/14/21	200	196,868
Oesterreichische Kontrollbank AG,
1.75%, 1/24/20	800	788,555
Royal Bank of Canada,
1.875%, 2/5/20	196	193,045
2.125%, 3/2/20	800	791,557
2.30%, 3/22/21	700	685,127
Royal Bank of Scotland Group PLC,
3.875%, 9/12/23	300	291,414
Santander UK PLC,
4.00%, 3/13/24	400	400,903
State Street Corp.,
2.55%, 8/18/20	850	843,898
Toronto-Dominion Bank,
1.80%, 7/13/21	400	385,485
1.90%, 10/24/19	750	742,561
2.25%, 3/15/21 (a)(b)	750	732,934
UBS AG,
2.375%, 8/14/19	550	547,921
Wells Fargo & Co.,
2.50%, 3/4/21	600	587,634
Ser. M, 3.45%, 2/13/23	400	393,268
Westpac Banking Corp.,
2.00%, 3/3/20	350	344,333
2.85%, 5/13/26	800	740,766

		30,165,437

See accompanying Notes to Financial Statements	11	Annual Report / September 30, 2018

Schedule of Investments

September 30, 2018

AllianzGI Advanced Core Bond Portfolio

	Principal Amount (000s)	Value
Biotechnology - 0.1%

Amgen, Inc.,
2.25%, 8/19/23	200	187,769

Building Materials - 0.3%

CRH America Finance, Inc. (a)(b),
3.95%, 4/4/28	350	339,493

Chemicals - 0.7%

Dow Chemical Co.,
7.375%, 11/1/29	300	376,208
Nutrien Ltd.,
4.00%, 12/15/26	300	290,446
Syngenta Finance NV (a)(b),
3.933%, 4/23/21	200	199,474

		866,128

Commercial Services - 0.2%

Ecolab, Inc.,
2.375%, 8/10/22	250	239,895

Consumer Products - 1.8%

Colgate-Palmolive Co.,
2.25%, 11/15/22	750	722,638
3.70%, 8/1/47	300	285,186
Procter & Gamble Co.,
1.90%, 10/23/20	300	293,626
3.50%, 10/25/47	100	92,802
Unilever Capital Corp.,
1.80%, 5/5/20	850	834,036

		2,228,288

Electric Utilities - 1.8%

Consolidated Edison Co. of New York, Inc.,
Ser. 12-A, 4.20%, 3/15/42	200	196,614
4.50%, 5/15/58	150	148,545
Electricite de France S.A. (a)(b),
4.875%, 1/22/44	200	195,146
Enel Finance International NV,
6.80%, 9/15/37	150	173,579
Florida Power & Light Co.,
3.70%, 12/1/47	200	186,922
3.95%, 3/1/48	100	98,185
Georgia Power Co., Ser. C,
2.00%, 9/8/20	500	488,041
Pacific Gas & Electric Co.,
4.00%, 12/1/46	300	262,057
PPL Electric Utilities Corp.,
4.15%, 6/15/48	150	149,197
State Grid Overseas Investment 2016 Ltd. (a)(b),
3.75%, 5/2/23	350	350,338

		2,248,624

Electronics - 0.2%

Tyco Electronics Group S.A.,
3.45%, 8/1/24	300	293,381

Food & Beverage - 2.9%

Anheuser-Busch InBev Finance, Inc.,
2.65%, 2/1/21	500	493,198
4.90%, 2/1/46	150	151,269
Diageo Capital PLC,
3.00%, 5/18/20	350	349,307
3.875%, 4/29/43	150	144,389
General Mills, Inc.,
2.60%, 10/12/22	350	335,769
Kellogg Co.,
3.25%, 5/14/21	350	348,808
3.40%, 11/15/27	250	232,846
Keurig Dr. Pepper, Inc.,
4.42%, 12/15/46	200	182,813
Kraft Heinz Foods Co.,
4.00%, 6/15/23	150	150,429

See accompanying Notes to Financial Statements	12	Annual Report / September 30, 2018

Schedule of Investments

September 30, 2018

AllianzGI Advanced Core Bond Portfolio

	Principal Amount (000s)	Value
5.375%, 2/10/20	400	411,228
Kroger Co.,
3.70%, 8/1/27	100	95,811
4.65%, 1/15/48	200	189,158
Nestle Holdings, Inc. (a)(b),
3.50%, 9/24/25	250	248,409
PepsiCo, Inc.,
2.15%, 10/14/20	300	295,579

		3,629,013

Healthcare-Products - 0.0%

Thermo Fisher Scientific, Inc.,
4.10%, 8/15/47	50	46,862

Insurance - 0.9%

Allstate Corp.,
3.28%, 12/15/26	500	481,069
MetLife, Inc.,
5.70%, 6/15/35	550	630,378

		1,111,447

Internet - 0.2%

Alphabet, Inc.,
3.375%, 2/25/24	300	301,850

Iron/Steel - 0.1%

Nucor Corp.,
4.40%, 5/1/48	150	147,472

IT Services - 0.3%

International Business Machines Corp.,
1.90%, 1/27/20	350	345,428

Machinery-Construction & Mining - 0.4%

Caterpillar Financial Services Corp.,
3.15%, 9/7/21	250	249,804
3.45%, 5/15/23	200	200,434

		450,238

Machinery-Diversified - 1.2%

CNH Industrial Capital LLC,
4.875%, 4/1/21	150	153,844
John Deere Capital Corp.,
1.95%, 6/22/20	650	638,681
2.65%, 6/24/24	250	238,358
2.80%, 3/6/23	500	488,786

		1,519,669

Media - 1.7%

CBS Corp. (a)(b),
3.70%, 6/1/28	650	609,949
Comcast Corp.,
6.45%, 3/15/37	500	599,737
Discovery Communications LLC,
3.80%, 3/13/24	500	491,052
6.35%, 6/1/40	50	55,290
Time Warner Cable LLC,
6.75%, 6/15/39	300	329,894

		2,085,922

Mining - 0.6%

Glencore Funding LLC (a)(b),
3.00%, 10/27/22	750	719,647

Miscellaneous Manufacturing - 0.6%

General Electric Co.,
5.50%, 1/8/20	400	411,629
Siemens Financieringsmaatschappij NV (a)(b),
4.40%, 5/27/45	300	310,522

		722,151

See accompanying Notes to Financial Statements	13	Annual Report / September 30, 2018

Schedule of Investments

September 30, 2018

AllianzGI Advanced Core Bond Portfolio

	Principal Amount (000s)	Value
Oil, Gas & Consumable Fuels - 3.4%

BP Capital Markets PLC,
2.315%, 2/13/20	800	793,021
3.723%, 11/28/28	400	395,166
CNOOC Nexen Finance 2014 ULC,
4.25%, 4/30/24	300	303,007
Equinor ASA,
2.65%, 1/15/24	400	383,894
2.90%, 11/8/20	400	397,909
KazMunayGas National Co. JSC (a)(b),
4.75%, 4/24/25	200	202,615
Occidental Petroleum Corp.,
3.00%, 2/15/27	300	285,236
Phillips 66,
4.875%, 11/15/44	200	207,603
Shell International Finance BV,
2.125%, 5/11/20	850	839,207
3.75%, 9/12/46	200	188,059
6.375%, 12/15/38	150	193,758

		4,189,475

Paper & Forest Products - 0.1%

International Paper Co.,
4.35%, 8/15/48	150	137,594

Pharmaceuticals - 3.0%

Bayer U.S. Finance II LLC (a)(b),
3.50%, 6/25/21	800	798,120
CVS Health Corp.,
4.10%, 3/25/25	500	498,310
Johnson & Johnson,
1.95%, 11/10/20	300	294,022
4.375%, 12/5/33	250	266,692
Merck & Co., Inc.,
1.85%, 2/10/20	850	838,825
Novartis Capital Corp.,
1.80%, 2/14/20	800	788,112
Pfizer, Inc.,
3.60%, 9/15/28	250	247,058

		3,731,139

Pipelines - 0.5%

Energy Transfer Partners L.P., Ser. 30Y,
6.00%, 6/15/48	150	159,912
Enterprise Products Operating LLC,
4.85%, 3/15/44	100	102,165
Kinder Morgan, Inc.,
3.15%, 1/15/23	350	340,891

		602,968

Retail - 1.0%

Macy’s Retail Holdings, Inc.,
4.50%, 12/15/34	200	164,523
Walgreens Boots Alliance, Inc.,
4.50%, 11/18/34	250	246,084
Walmart, Inc.,
3.125%, 6/23/21	800	802,270

		1,212,877

Software - 0.7%

Microsoft Corp.,
3.30%, 2/6/27	150	147,254
Oracle Corp.,
2.625%, 2/15/23	750	727,574

		874,828

Technology Hardware, Storage & Peripherals - 1.2%

Apple, Inc.,
1.90%, 2/7/20	350	345,913
2.25%, 2/23/21	500	491,178
3.35%, 2/9/27	300	293,511

See accompanying Notes to Financial Statements	14	Annual Report / September 30, 2018

Schedule of Investments

September 30, 2018

AllianzGI Advanced Core Bond Portfolio

	Principal Amount (000s)	Value

4.65%, 2/23/46	300	324,180

		1,454,782

Telecommunications - 2.2%

AT&T, Inc.,
4.80%, 6/15/44	300	276,578
Cisco Systems, Inc.,
2.45%, 6/15/20	700	694,486
5.50%, 1/15/40	250	298,406
Deutsche Telekom International Finance BV (a)(b),
4.75%, 6/21/38	150	148,358
Orange S.A.,
1.625%, 11/3/19	850	837,341
Verizon Communications, Inc.,
5.25%, 3/16/37	300	321,190
5.50%, 3/16/47	100	109,137

		2,685,496

Transportation - 0.9%

CSX Corp.,
2.60%, 11/1/26	150	136,717
FedEx Corp.,
3.40%, 2/15/28	150	143,809
4.10%, 4/15/43	150	137,727
United Parcel Service, Inc.,
2.05%, 4/1/21	750	730,444

		1,148,697

Total Corporate Bonds & Notes (cost-$75,458,520)		73,834,517

U.S. GOVERNMENT AGENCY SECURITIES - 27.7%

Fannie Mae, MBS, TBA (c),
2.50%, 10/16/33, 15 Year	1,030	993,890
3.00%, 10/16/33, 15 Year	1,040	1,027,305
3.00%, 10/11/48, 30 Year	3,040	2,909,292
3.50%, 10/16/33, 15 Year	820	824,278
3.50%, 10/11/48, 30 Year	3,900	3,838,189
4.00%, 10/11/48, 30 Year	2,820	2,847,687
4.50%, 10/11/48, 30 Year	1,200	1,238,110
5.00%, 10/11/48, 30 Year	850	892,434
Freddie Mac,
2.50%, 10/16/33 MBS, TBA, 15 Year (c)	750	723,307
3.00%, 10/16/33 MBS, TBA, 15 Year (c)	660	650,337
3.00%, 10/11/48 MBS, TBA, 30 Year (c)	2,080	1,989,934
3.50%, 10/16/33 MBS, TBA, 15 Year (c)	440	442,316
3.50%, 10/11/48 MBS, TBA, 30 Year (c)	2,650	2,607,662
4.00%, 8/1/44	118	119,564
4.00%, 10/11/48 MBS, TBA, 30 Year (c)	1,670	1,686,360
4.50%, 10/11/48 MBS, TBA, 30 Year (c)	730	753,582
5.00%, 10/11/48 MBS, TBA, 30 Year (c)	520	546,081
Ginnie Mae, MBS, TBA, 30 Year (c),
3.00%, 10/18/48	2,900	2,808,865
3.50%, 10/18/48	3,830	3,808,681
4.00%, 10/18/48	2,130	2,166,152
4.50%, 10/18/48	1,500	1,550,625

Total U.S. Government Agency Securities (cost-$34,645,013)		34,424,651

U.S. TREASURY OBLIGATIONS - 26.5%

U.S. Treasury Bonds,
2.25%, 8/15/46	1,400	1,155,328
2.50%, 2/15/45	670	586,564
2.75%, 8/15/47	230	210,486
3.125%, 2/15/42	1,405	1,390,730
3.125%, 2/15/43	1,100	1,086,422
3.50%, 2/15/39	1,550	1,632,465
4.75%, 2/15/37	400	491,344
4.75%, 2/15/41	1,210	1,513,823
5.50%, 8/15/28	1,800	2,173,359
6.00%, 2/15/26	300	359,320

See accompanying Notes to Financial Statements	15	Annual Report / September 30, 2018

Schedule of Investments

September 30, 2018

AllianzGI Advanced Core Bond Portfolio

	Principal Amount (000s)	Value

6.25%, 5/15/30	500	654,922
U.S. Treasury Notes,
1.125%, 9/30/21	400	380,000
1.50%, 8/15/26	500	446,758
1.625%, 5/15/26	350	316,805
1.75%, 10/31/20 (d)	5,580	5,458,809
1.75%, 11/15/20	1,000	977,813
1.75%, 3/31/22	770	740,523
1.75%, 1/31/23	2,510	2,389,206
1.875%, 10/31/22	1,920	1,842,600
2.00%, 11/15/26	300	277,688
2.125%, 1/31/21	1,740	1,711,589
2.125%, 6/30/22	1,600	1,555,125
2.125%, 3/31/24	100	95,734
2.125%, 5/15/25	1,600	1,515,875
2.25%, 3/31/21	830	818,069
2.25%, 11/15/27	500	468,086
2.75%, 8/15/21	2,450	2,441,578
2.875%, 5/15/28	300	295,547

Total U.S. Treasury Obligations (cost-$34,285,479)		32,986,568

SOVEREIGN DEBT OBLIGATIONS - 13.2%

Argentina - 0.4%

Argentine Republic Government International Bond,
4.625%, 1/11/23	300	254,250
6.25%, 4/22/19	250	250,766

		505,016

Brazil - 0.2%

Brazilian Government International Bond,
4.25%, 1/7/25	300	284,200

Canada - 1.2%

Export Development Canada,
2.50%, 1/24/23	700	683,559
Province of Alberta Canada,
1.90%, 12/6/19	350	346,230
Province of Quebec Canada,
2.875%, 10/16/24	500	489,459

		1,519,248

Chile - 0.5%

Chile Government International Bond,
3.25%, 9/14/21	400	400,925
3.86%, 6/21/47	200	190,904

		591,829

Colombia - 0.2%

Colombia Government International Bond,
5.00%, 6/15/45	300	300,965

Croatia - 0.4%

Croatia Government International Bond,
6.75%, 11/5/19	500	518,395

Germany - 0.9%

FMS Wertmanagement AoeR,
1.75%, 1/24/20	1,200	1,183,321

Hungary - 0.4%

Hungary Government International Bond,
4.00%, 3/25/19	500	502,739

Indonesia - 0.8%

Indonesia Government International Bond,
3.75%, 4/25/22	350	347,669
11.625%, 3/4/19	600	622,412

		970,081

See accompanying Notes to Financial Statements	16	Annual Report / September 30, 2018

Schedule of Investments

September 30, 2018

AllianzGI Advanced Core Bond Portfolio

	Principal Amount (000s)	Value

Japan - 0.4%

Japan Bank for International Cooperation,
2.125%, 7/21/20	500	491,445

Korea (Republic of) - 0.3%

Export-Import Bank of Korea,
2.50%, 11/1/20	400	393,078

Latvia - 0.6%

Latvia Government International Bond,
2.75%, 1/12/20	700	695,268

Lithuania - 0.4%

Lithuania Government International Bond (a)(b),
7.375%, 2/11/20	500	529,593

Mexico - 0.2%

Mexico Government International Bond,
4.60%, 2/10/48	250	235,576

Morocco - 0.2%

Morocco Government International Bond,
4.25%, 12/11/22	200	200,722

Panama - 0.2%

Panama Government International Bond,
7.125%, 1/29/26	250	297,881

Peru - 0.5%

Peruvian Government International Bond,
4.125%, 8/25/27	100	103,240
7.125%, 3/30/19	500	512,472

		615,712

Philippines - 0.3%

Philippine Government International Bond,
6.50%, 1/20/20	300	313,885

Sri Lanka - 0.3%

Sri Lanka Government International Bond (a)(b),
5.75%, 4/18/23	350	342,723

Supranational - 2.8%

Asian Development Bank,
1.625%, 3/16/21	700	678,019
Corp. Andina de Fomento,
2.20%, 7/18/20	850	832,369
European Investment Bank,
1.625%, 8/14/20	800	781,313
2.875%, 9/15/20	400	399,720
Nordic Investment Bank,
2.25%, 2/1/21	800	788,470

		3,479,891

Sweden - 1.6%

Kommuninvest I Sverige AB (a)(b),
2.75%, 10/22/20	800	796,176
Svensk Exportkredit AB, 1.75%, 5/18/20	350	343,383
2.875%, 5/22/21	800	797,019

		1,936,578

United States - 0.3%

Inter-American Development Bank,
3.20%, 8/7/42	400	386,701

Uruguay - 0.1%

Uruguay Government International Bond,
4.975%, 4/20/55	150	150,276

Total Sovereign Debt Obligations (cost-$16,700,559)		16,445,123

See accompanying Notes to Financial Statements	17	Annual Report / September 30, 2018

Schedule of Investments

September 30, 2018

AllianzGI Advanced Core Bond Portfolio

	Principal Amount (000s)	Value

Repurchase Agreements - 0.1%

State Street Bank and Trust Co., dated 9/28/18, 0.42%, due 10/1/18, proceeds $143,005; collateralized by U.S. Treasury Notes, 2.00%, due 11/30/20, valued at $148,283 including accrued interest (cost-$143,000)	143	143,000

Total Investments (cost-$161,232,571)-126.8%		157,833,859

Liabilities in excess of other assets (e)-(26.8)%		(33,326,235)

Net Assets-100.0%		$124,507,624

See accompanying Notes to Financial Statements	18	Annual Report / September 30, 2018

Schedule of Investments

September 30, 2018

AllianzGI Advanced Core Bond Portfolio

Notes to Schedule of Investments:

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $13,318,267, representing 10.7% of net assets.

(b)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $13,318,267, representing 10.7% of net assets.

(c)	When-issued or delayed-delivery. To be settled/delivered after September 30, 2018.

(d)	All or partial amount segregated for the benefit of the counterparty as collateral for when-issued or delayed delivery securities.

(e)	Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2018:

Type	Contracts	Expiration Date	Notional Amount (000s)	Market Value (000s)	Unrealized Appreciation
Short position contracts:
2 -Year U.S. Treasury Note	(147)	12/31/18	$(29,400)	$(30,978)	$91,630

(f)	At September 30, 2018, the Fund pledged $649,112 in cash as collateral for futures contracts.

Glossary:

MBS - Mortgage-Backed Securities

TBA - To Be Announced

See accompanying Notes to Financial Statements	19	Annual Report / September 30, 2018

Schedule of Investments

September 30, 2018

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value

COMMON STOCK - 97.6%

Australia - 1.0%

Brickworks Ltd.	7,935	$100,458
Evolution Mining Ltd.	47,309	90,713
Regis Resources Ltd.	29,208	78,580
St. Barbara Ltd.	28,085	70,892
Wesfarmers Ltd.	4,877	175,617

		516,260

Austria - 0.1%

Flughafen Wien AG	961	39,113
Telekom Austria AG (e)	4,334	33,563

		72,676

Belgium - 0.1%

Elia System Operator S.A.	999	64,358

Brazil - 0.1%

Pagseguro Digital Ltd., Class A (e)	1,896	52,462

Canada - 1.7%

Agnico Eagle Mines Ltd.	1,508	51,510
BCE, Inc.	5,162	209,134
Canadian Imperial Bank of Commerce	1,410	132,120
Cascades, Inc.	673	6,570
Cogeco Communications, Inc.	1,783	89,312
Dream Global Real Estate Investment Trust REIT	5,020	57,715
Fairfax Financial Holdings Ltd.	176	95,619
George Weston Ltd.	1,126	85,231
Killam Apartment REIT	2,174	27,149
Martinrea International, Inc.	2,083	21,271
Power Corp. of Canada	4,110	89,286
Valener, Inc.	1,411	20,854

		885,771

China - 2.9%

BOC Aviation Ltd. (a)	15,500	120,251
China Construction Bank Corp., Class H	209,748	183,341
China Dongxiang Group Co., Ltd.	128,883	21,532
China Everbright Greentech Ltd. (a)	66,000	56,277
China Evergrande Group (e)	29,517	82,408
China Huarong Asset Management Co., Ltd., Class H (a)	218,000	40,068
China Mobile Ltd.	9,000	88,487
China SCE Property Holdings Ltd.	198,000	76,381
China Water Affairs Group Ltd.	30,000	33,561
Golden Eagle Retail Group Ltd.	20,000	21,838
Hopewell Highway Infrastructure Ltd.	41,000	21,526
Jiangsu Expressway Co., Ltd., Class H	16,811	21,565
Longfor Group Holdings Ltd.	29,155	75,155
Postal Savings Bank of China Co., Ltd., Class H (a)	143,000	89,861
Shenzhen Expressway Co., Ltd., Class H	86,300	86,660
Tencent Holdings Ltd.	7,300	298,065
Tianneng Power International Ltd.	43,658	38,594
XTEP International Holdings Ltd.	23,349	13,490
Yadea Group Holdings Ltd. (a)	58,000	20,078
Yuexiu Real Estate Investment Trust REIT	59,000	38,687
Yuexiu Transport Infrastructure Ltd.	42,000	33,256
Yuzhou Properties Co., Ltd.	63,204	25,632

		1,486,713

Czech Republic - 0.4%

CEZ AS	5,376	137,477
Moneta Money Bank AS (a)	14,893	54,797
O2 Czech Republic AS	3,273	38,199

		230,473

Denmark - 0.3%

Scandinavian Tobacco Group A/S, Class A (a)	884	13,557
Solar A/S, Class B	333	20,842
Spar Nord Bank A/S	733	6,797

See accompanying Notes to Financial Statements	20	Annual Report / September 30, 2018

Schedule of Investments

September 30, 2018

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value

Topdanmark A/S	2,042	93,328

		134,524

Finland - 0.6%

DNA Oyj	2,567	57,370
Elisa Oyj	2,694	114,211
Neste Oyj	1,688	139,134

		310,715

France - 1.3%

BioMerieux	303	25,292
BNP Paribas S.A.	1,407	86,160
Cegereal S.A. REIT	1,987	85,359
Eiffage S.A.	1,061	118,524
Nexity S.A.	633	34,986
Orpea	50	6,468
SCOR SE	1,966	91,147
SEB S.A.	36	6,123
Vinci S.A.	2,054	195,417

		649,476

Germany - 0.9%

BASF SE	1,243	110,295
Siemens Healthineers AG (a)(e)	2,557	112,444
TAG Immobilien AG	4,536	108,077
Talanx AG (e)	2,265	86,062
TLG Immobilien AG	1,775	46,384
WCM Beteiligungs & Grundbesitz AG (e)	5,562	25,185

		488,447

Hong Kong - 1.6%

CK Hutchison Holdings Ltd.	3,703	42,624
CLP Holdings Ltd.	44,219	517,837
Fairwood Holdings Ltd.	11,000	38,472
Hang Seng Bank Ltd.	2,000	54,268
Swire Pacific Ltd., Class A	10,344	113,283
WH Group Ltd. (a)	113,000	79,332
Yue Yuen Industrial Holdings Ltd.	2,802	7,789

		853,605

Hungary - 0.4%

Magyar Telekom Telecommunications PLC	38,780	55,682
MOL Hungarian Oil & Gas PLC	10,245	110,348
OTP Bank PLC	994	36,836

		202,866

Indonesia - 0.3%

Telekomunikasi Indonesia Persero Tbk PT	551,300	134,944

Ireland - 0.0%

Irish Residential Properties REIT PLC	3,629	6,227

Israel - 0.7%

Bank Leumi Le-Israel BM	23,025	151,743
Israel Discount Bank Ltd., Class A	31,996	106,531
Mizrahi Tefahot Bank Ltd.	5,794	101,463
Shufersal Ltd.	2,678	17,122

		376,859

Italy - 0.9%

Enav SpA (a)	6,976	33,968
Eni SpA	6,706	126,405
Hera SpA	27,951	86,921
Snam SpA	54,333	225,943

		473,237

Japan - 11.9%

Aeon Co., Ltd.	7,200	173,486
ANA Holdings, Inc.	5,654	197,520
Aoyama Trading Co., Ltd.	189	5,805

See accompanying Notes to Financial Statements	21	Annual Report / September 30, 2018

Schedule of Investments

September 30, 2018

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value

Asahi Group Holdings Ltd.	3,800	164,872
Astellas Pharma, Inc.	18,108	316,219
BML, Inc.	682	20,755
Canon, Inc.	3,190	101,153
Cawachi Ltd.	900	18,295
Coca-Cola Bottlers Japan Holdings, Inc.	800	21,411
DCM Holdings Co., Ltd.	9,875	89,727
Doutor Nichires Holdings Co., Ltd.	3,649	67,761
DTS Corp.	1,401	55,778
DyDo Group Holdings, Inc.	974	48,774
EDION Corp.	4,727	52,853
Fuji Oil Holdings, Inc.	3,284	103,552
Fuji Soft, Inc.	1,028	52,018
FUJIFILM Holdings Corp.	4,879	219,502
Fukuyama Transporting Co., Ltd.	554	23,958
Geo Holdings Corp.	864	13,066
Hogy Medical Co., Ltd.	1,122	38,679
Japan Airlines Co., Ltd.	5,880	211,340
Japan Wool Textile Co., Ltd.	5,300	43,843
Kagome Co., Ltd.	3,500	101,111
Kajima Corp.	10,500	152,676
Kandenko Co., Ltd.	4,500	46,487
Kato Sangyo Co., Ltd.	600	20,231
Kyowa Exeo Corp.	3,700	108,295
Kyudenko Corp.	2,100	83,340
LaSalle Logiport REIT	68	62,542
McDonald’s Holdings Co. Japan Ltd.	3,800	166,878
Mirait Holdings Corp.	6,900	118,990
Mitsubishi Research Institute, Inc.	700	26,977
Morinaga Milk Industry Co., Ltd.	2,800	76,066
NEC Networks & System Integration Corp.	1,235	28,641
NET One Systems Co., Ltd.	4,600	110,437
Nichias Corp.	2,802	72,890
Nihon Unisys Ltd.	4,679	120,694
Nippon Telegraph & Telephone Corp.	10,244	462,315
Nisshin Oillio Group Ltd.	1,307	38,358
NTT DOCOMO, Inc.	18,857	506,830
Obayashi Corp.	8,373	79,303
Okumura Corp.	2,100	65,907
Raito Kogyo Co., Ltd.	4,537	64,884
S Foods, Inc.	1,428	61,784
Sekisui House Ltd.	8,100	123,519
Senko Group Holdings Co., Ltd.	5,604	46,634
Shibaura Electronics Co., Ltd.	500	23,346
Showa Shell Sekiyu KK	7,100	150,613
Sumitomo Dainippon Pharma Co., Ltd.	532	12,218
Sumitomo Densetsu Co., Ltd.	1,200	19,725
Sushiro Global Holdings Ltd.	1,900	112,510
T-Gaia Corp.	1,700	44,399
Takasago Thermal Engineering Co., Ltd.	4,503	81,477
Takeda Pharmaceutical Co., Ltd.	6,157	263,261
Tokyo Electron Ltd.	900	124,038
Tokyu Construction Co., Ltd.	4,800	46,356
Toray Industries, Inc.	9,274	69,583
Toshiba Plant Systems & Services Corp.	3,300	70,532
Towa Pharmaceutical Co., Ltd.	262	19,424
Tv Tokyo Holdings Corp.	934	23,093
Unipres Corp.	483	9,392
Wacoal Holdings Corp.	502	14,401
West Japan Railway Co.	2,099	146,320
Yamazaki Baking Co., Ltd.	4,600	92,147
Yokohama Reito Co., Ltd.	2,300	18,651
Yurtec Corp.	1,868	15,661

		6,143,303

Korea (Republic of) - 1.3%

Daekyo Co., Ltd.	2,318	15,213
Easy Bio, Inc.	1,107	7,709
Hansol Paper Co., Ltd.	1,424	25,926
Jin Air Co., Ltd.	1,768	34,499
KC Co., Ltd.	210	3,949
KT Corp.	660	17,942
KT&G Corp.	1,154	108,196
Kukdo Chemical Co., Ltd.	388	19,027
Macquarie Korea Infrastructure Fund (f)	8,318	68,239
Orange Life Insurance Ltd. (a)	1,691	51,989

See accompanying Notes to Financial Statements	22	Annual Report / September 30, 2018

Schedule of Investments

September 30, 2018

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value

Samjin Pharmaceutical Co., Ltd.	628	32,948
Samsung Electronics Co., Ltd.	6,182	258,722
Ubiquoss Holdings, Inc. (e)	1,318	7,821

		652,180

Malaysia - 1.3%

Malayan Banking Bhd.	101,700	240,533
MISC Bhd.	33,000	48,329
Petronas Chemicals Group Bhd.	15,200	34,374
Public Bank Bhd.	17,500	105,696
Supermax Corp. Bhd.	59,900	46,911
Tenaga Nasional Bhd.	38,300	143,203
VS Industry Bhd.	76,400	31,940

		650,986

Mexico - 0.2%

Banco del Bajio S.A. (a)	18,100	44,684
Qualitas Controladora S.A.B. de C.V.	19,100	50,766

		95,450

Morocco - 0.0%

Douja Promotion Groupe Addoha S.A.	10,225	16,010

Netherlands - 0.9%

ASR Nederland NV	2,725	129,890
Koninklijke Ahold Delhaize NV	6,824	156,560
NN Group NV	3,114	138,985
Vastned Retail NV REIT	1,069	40,710

		466,145

New Zealand - 0.5%

Air New Zealand Ltd.	32,303	66,185
Arvida Group Ltd.	26,315	23,548
Auckland International Airport Ltd.	10,193	49,317
Fonterra Co-operative Group Ltd. UNIT	7,445	24,130
Summerset Group Holdings Ltd.	16,234	84,025
Tourism Holdings Ltd.	9,034	34,376

		281,581

Norway - 0.2%

B2Holding ASA	18,496	36,746
Marine Harvest ASA	2,253	52,206

		88,952

Peru - 0.1%

Ferreycorp SAA	40,342	28,693

Poland - 0.3%

Asseco Poland S.A.	1,494	19,310
Ciech S.A.	1,701	21,849
Polski Koncern Naftowy Orlen S.A.	3,707	101,613

		142,772

Singapore - 1.8%

Accordia Golf Trust UNIT	37,500	14,950
CapitaLand Mall Trust REIT	101,600	165,128
China Aviation Oil Singapore Corp., Ltd.	6,900	7,721
Fortune Real Estate Investment Trust REIT	52,000	61,667
Frasers Logistics & Industrial Trust REIT	106,900	83,631
Mapletree Industrial Trust REIT	24,100	34,917
Oversea-Chinese Banking Corp., Ltd.	26,000	217,560
SATS Ltd.	10,100	38,559
Sheng Siong Group Ltd.	33,900	27,762
Singapore Airlines Ltd.	23,400	166,685
Sino Grandness Food Industry Group Ltd. (e)	77,400	11,324
Venture Corp., Ltd.	8,600	110,894

		940,798

South Africa - 0.1%

Astral Foods Ltd.	1,214	21,169

See accompanying Notes to Financial Statements	23	Annual Report / September 30, 2018

Schedule of Investments

September 30, 2018

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value

Harmony Gold Mining Co., Ltd.	11,080	18,167

		39,336

Spain - 0.2%

Ebro Foods S.A.	4,117	89,857
Lar Espana Real Estate Socimi S.A. REIT	1,947	19,825

		109,682

Switzerland - 1.9%

Allreal Holding AG (e)	195	31,291
Baloise Holding AG	782	119,169
Banque Cantonale Vaudoise	30	22,227
Barry Callebaut AG	60	113,618
BKW AG	111	7,043
Intershop Holding AG	49	24,712
Nestle S.A.	1,918	159,648
Partners Group Holding AG	252	199,765
Schweiter Technologies AG	24	29,052
Swiss Life Holding AG (e)	338	128,160
Swiss Re AG	1,770	163,081

		997,766

Taiwan - 4.7%

Asia Cement Corp.	47,000	63,869
Asia Vital Components Co., Ltd.	13,000	11,599
Cheng Loong Corp.	37,000	29,814
Cheng Uei Precision Industry Co., Ltd.	16,000	13,570
Chicony Power Technology Co., Ltd.	8,120	11,197
China Airlines Ltd.	148,000	44,828
China Development Financial Holding Corp.	116,000	43,281
China Motor Corp. (e)	44,000	36,951
China Petrochemical Development Corp. (e)	210,000	95,917
China Synthetic Rubber Corp.	36,300	46,811
Chunghwa Telecom Co., Ltd.	28,000	100,854
CTBC Financial Holding Co., Ltd.	233,000	175,430
Elite Material Co., Ltd.	9,000	25,339
Far Eastern Department Stores Ltd.	39,000	21,835
First Financial Holding Co., Ltd.	376,891	256,676
Formosa Petrochemical Corp.	75,000	363,541
Formosa Plastics Corp.	31,000	118,753
Getac Technology Corp.	49,000	64,012
Great Wall Enterprise Co., Ltd.	29,960	37,029
HannStar Display Corp.	310,000	76,433
Hon Hai Precision Industry Co., Ltd.	22,500	58,346
King Yuan Electronics Co., Ltd.	80,000	53,362
LCY Chemical Corp.	17,000	28,888
Lien Hwa Industrial Corp.	67,100	77,568
Mercuries Life Insurance Co., Ltd. (e)	48,594	25,224
Nanya Technology Corp.	27,000	51,559
Powertech Technology, Inc.	36,000	98,084
Sercomm Corp.	37,000	60,579
Sinbon Electronics Co., Ltd.	25,139	70,101
Taiwan Hon Chuan Enterprise Co., Ltd.	7,000	11,714
Uni-President Enterprises Corp.	59,000	153,931
WT Microelectronics Co., Ltd.	19,003	26,538
Yageo Corp.	6,985	104,888

		2,458,521

Thailand - 1.9%

Bangchak Corp. PCL (c)(d)	50,300	54,836
Bangkok Bank PCL	15,600	105,168
Electricity Generating PCL (c)(d)	7,500	54,680
Golden Land Property Development PCL (c)(d)	65,400	21,221
Intouch Holdings PCL	26,600	44,406
IRPC PCL (c)(d)	188,900	39,730
Kiatnakin Bank PCL (c)(d)	46,800	108,927
PTT PCL (c)(d)	105,400	176,944
Ratchaburi Electricity Generating Holding PCL (c)(d)	19,400	31,044
Siam Cement PCL (c)(d)	8,900	122,825
Star Petroleum Refining PCL	179,100	82,517
Thai Oil PCL (c)(d)	7,100	19,440
Thanachart Capital PCL (c)(d)	26,500	44,044

See accompanying Notes to Financial Statements	24	Annual Report / September 30, 2018

Schedule of Investments

September 30, 2018

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value

Tisco Financial Group PCL (c)(d)	32,600	84,444

		990,226

United Kingdom - 0.7%
Berkeley Group Holdings PLC	2,107	100,940
Gamma Communications PLC	6,635	74,027
Johnson Service Group PLC	17,486	30,732
Primary Health Properties PLC REIT	14,934	22,204
Regional REIT Ltd. REIT (a)	20,237	25,586
Renewables Infrastructure Group Ltd.	25,130	36,816
Royal Dutch Shell PLC, Class A	2,565	87,880

		378,185

United States - 56.3%
AbbVie, Inc.	2,538	240,044
Accenture PLC, Class A	1,592	270,958
Adobe Systems, Inc. (e)	368	99,342
Aetna, Inc.	1,202	243,826
Aflac, Inc.	3,558	167,475
AG Mortgage Investment Trust, Inc. REIT	4,371	79,465
AGNC Investment Corp. REIT	13,244	246,736
Align Technology, Inc. (e)	473	185,047
Allstate Corp.	3,731	368,250
Altria Group, Inc.	4,219	254,448
Amdocs Ltd.	771	50,871
Ameren Corp.	2,734	172,843
American Electric Power Co., Inc.	2,312	163,875
American Financial Group, Inc.	1,072	118,960
Amgen, Inc.	1,308	271,135
Annaly Capital Management, Inc. REIT	32,637	333,873
Anthem, Inc.	945	258,977
Anworth Mortgage Asset Corp. REIT	9,523	44,091
Apollo Commercial Real Estate Finance, Inc. REIT	4,686	88,425
Apple, Inc.	1,756	396,399
Ares Commercial Real Estate Corp. REIT	4,387	61,286
ARMOUR Residential REIT, Inc.	2,784	62,501
AT&T, Inc.	14,659	492,249
Atmos Energy Corp.	1,255	117,857
Automatic Data Processing, Inc.	1,834	276,310
AutoZone, Inc. (e)	358	277,701
Avaya Holdings Corp. (e)	3,065	67,859
Avery Dennison Corp.	1,030	111,600
Baxter International, Inc.	2,984	230,037
Becton Dickinson and Co.	514	134,154
Berkshire Hathaway, Inc., Class B (e)	163	34,900
Black Stone Minerals L.P.	2,588	47,127
Bright Horizons Family Solutions, Inc. (e)	1,187	139,876
Bristol-Myers Squibb Co.	4,943	306,861
CA, Inc.	1,826	80,618
CBTX, Inc.	1,447	51,426
Centene Corp. (e)	1,386	200,665
Chimera Investment Corp. REIT	5,061	91,756
Cigna Corp.	187	38,943
Cisco Systems, Inc.	7,403	360,156
CME Group, Inc.	1,158	197,103
CMS Energy Corp.	2,705	132,545
Coca-Cola Co.	1,240	57,276
Conagra Brands, Inc.	3,591	121,986
Consolidated Edison, Inc.	6,769	515,730
Constellation Brands, Inc., Class A	1,364	294,106
Contura Energy, Inc. (e)	393	31,145
CubeSmart REIT	3,856	110,012
Darden Restaurants, Inc.	1,316	146,326
Deciphera Pharmaceuticals, Inc. (e)	340	13,165
DTE Energy Co.	1,231	134,339
Duke Energy Corp.	6,399	512,048
DXC Technology Co.	1,429	133,640
Dynex Capital, Inc. REIT	8,964	57,190
Eli Lilly & Co.	1,001	107,417
Ellington Financial LLC	1,465	23,455
Ennis, Inc.	2,558	52,311
Entergy Corp.	1,686	136,785
Equity LifeStyle Properties, Inc. REIT	1,291	124,517
Express Scripts Holding Co. (e)	2,044	194,200

See accompanying Notes to Financial Statements	25	Annual Report / September 30, 2018

Schedule of Investments

September 30, 2018

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value

Exxon Mobil Corp.	240	20,405
Facebook, Inc., Class A (e)	1,712	281,556
Fidelity National Information Services, Inc.	1,403	153,025
FTI Consulting, Inc. (e)	1,442	105,540
Gaming and Leisure Properties, Inc. REIT	3,228	113,787
Granite Point Mortgage Trust, Inc. REIT	406	7,828
Haemonetics Corp. (e)	1,052	120,538
Hershey Co.	999	101,898
Home Depot, Inc.	447	92,596
Humana, Inc.	940	318,209
Huntington Ingalls Industries, Inc.	156	39,948
ICF International, Inc.	1,161	87,597
Ingredion, Inc.	1,039	109,053
Insperity, Inc.	606	71,478
Intel Corp.	5,286	249,975
Intuit, Inc.	178	40,477
Intuitive Surgical, Inc. (e)	1,257	721,518
Invesco Mortgage Capital, Inc. REIT	5,280	83,530
Johnson & Johnson	7,698	1,063,633
KAR Auction Services, Inc.	2,245	134,004
Kellogg Co.	622	43,552
Kimberly-Clark Corp.	1,860	211,370
L3 Technologies, Inc.	895	190,295
Laboratory Corp. of America Holdings (e)	1,738	301,856
Lamb Weston Holdings, Inc.	1,838	122,411
Leidos Holdings, Inc.	1,588	109,826
Liberty Property Trust REIT	2,752	116,272
Lockheed Martin Corp.	2,111	730,322
ManTech International Corp., Class A	1,791	113,370
Marsh & McLennan Cos., Inc.	1,102	91,157
Mastercard, Inc., Class A	1,994	443,884
McDonald’s Corp.	4,672	781,579
McGrath RentCorp	1,482	80,725
MedEquities Realty Trust, Inc. REIT	6,502	63,199
MFA Financial, Inc. REIT	12,179	89,516
Microsoft Corp.	1,721	196,831
Nasdaq, Inc.	1,545	132,561
New Residential Investment Corp. REIT	6,545	116,632
NextEra Energy, Inc.	2,567	430,229
Northfield Bancorp, Inc.	396	6,304
Northrop Grumman Corp.	1,518	481,768
NVR, Inc. (e)	38	93,890
Occidental Petroleum Corp.	3,590	294,990
Oritani Financial Corp.	406	6,313
Paychex, Inc.	1,918	141,261
Peoples Bancorp, Inc.	669	23,435
PepsiCo, Inc.	4,844	541,559
Perspecta, Inc.	976	25,103
PetMed Express, Inc.	2,081	68,694
Pfizer, Inc.	14,117	622,136
PG&E Corp.	3,582	164,808
Pinnacle Foods, Inc.	1,410	91,382
Pinnacle West Capital Corp.	1,143	90,503
Procter & Gamble Co.	7,251	603,501
Progressive Corp.	4,898	347,954
QCR Holdings, Inc.	1,050	42,893
Quest Diagnostics, Inc.	1,319	142,333
RBB Bancorp	438	10,731
Republic Services, Inc.	7,310	531,145
Retail Properties of America, Inc., Class A REIT	7,958	97,008
Ross Stores, Inc.	2,956	292,940
Royal Caribbean Cruises Ltd.	1,297	168,532
S&P Global, Inc.	924	180,540
ServiceMaster Global Holdings, Inc. (e)	2,074	128,650
Southern Co.	815	35,534
SP Plus Corp. (e)	2,076	75,774
Stanley Black & Decker, Inc.	928	135,896
T-Mobile U.S., Inc. (e)	1,677	117,692
Target Corp.	1,054	92,973
TechTarget, Inc. (e)	3,249	63,096
Total System Services, Inc.	1,577	155,713
Travelers Cos., Inc.	2,573	333,744
Two Harbors Investment Corp. REIT	10,590	158,109
U.S. Foods Holding Corp. (e)	547	16,859
UGI Corp.	2,354	130,600
United Therapeutics Corp. (e)	486	62,150
UnitedHealth Group, Inc.	2,488	661,908

See accompanying Notes to Financial Statements	26	Annual Report / September 30, 2018

Schedule of Investments

September 30, 2018

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value

Unum Group	2,579	100,762
Valero Energy Corp.	1,551	176,426
Verizon Communications, Inc.	13,423	716,654
Visa, Inc., Class A	903	135,531
Walmart, Inc.	2,567	241,067
Waste Management, Inc.	8,032	725,772
Waterstone Financial, Inc.	1,819	31,196
WEC Energy Group, Inc.	6,574	438,880
Weingarten Realty Investors REIT	1,728	51,425
Western Asset Mortgage Capital Corp. REIT	3,885	38,928
Xcel Energy, Inc.	9,640	455,104
Zoetis, Inc.	2,249	205,918

		29,172,484

Total Common Stock (cost-$43,746,026)		50,592,683

MUTUAL FUNDS (f) - 0.2%

BB Biotech AG (cost-$70,505)	1,062	77,836

	Principal Amount (000s)

Repurchase Agreements - 1.9%

State Street Bank and Trust Co., dated 9/28/18, 0.42%, due 10/1/18, proceeds $992,035; collateralized by U.S. Treasury Notes, 2.00%, due 11/30/20, valued at $1,013,267 including accrued interest (cost-$992,000)	$992	992,000

Total Investments (cost-$44,808,531) (b)-99.7%		51,662,519

Other assets less liabilities-0.3%		159,406

Net Assets-100.0%		$51,821,925

See accompanying Notes to Financial Statements	27	Annual Report / September 30, 2018

Schedule of Investments

September 30, 2018

AllianzGI Best Styles Global Managed Volatility Portfolio

Notes to Schedule of Investments:

(a)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $742,892, representing 1.4% of net assets.

(b)

Securities with an aggregate value of $18,567,981, representing 35.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c)	Fair-Valued—Securities with an aggregate value of $758,135, representing 1.5% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d)	Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e)	Non-income producing.

(f)	Mutual Fund.

Glossary:

REIT - Real Estate Investment Trust

UNIT - More than one class of securities traded together.

See accompanying Notes to Financial Statements	28	Annual Report / September 30, 2018

Schedule of Investments

September 30, 2018

AllianzGI Best Styles Global Managed Volatility Portfolio

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Pharmaceuticals	5.7%
Electric Utilities	5.5%
Insurance	5.4%
Banks	5.0%
Diversified Telecommunication Services	4.8%
Healthcare Providers & Services	4.8%
IT Services	4.6%
Oil, Gas & Consumable Fuels	3.9%
Food Products	3.7%
Commercial Services & Supplies	3.1%
Healthcare Equipment & Supplies	3.1%
Mortgage Real Estate Investment Trusts (REITs)	3.0%
Hotels, Restaurants & Leisure	2.9%
Multi-Utilities	2.9%
Aerospace & Defense	2.8%
Equity Real Estate Investment Trusts (REITs)	2.7%
Construction & Engineering	2.3%
Beverages	2.1%
Technology Hardware, Storage & Peripherals	2.0%
Food & Staples Retailing	1.8%
Specialty Retail	1.7%
Capital Markets	1.6%
Household Products	1.6%
Wireless Telecommunication Services	1.5%
Airlines	1.4%
Real Estate Management & Development	1.3%
Biotechnology	1.1%
Semiconductors & Semiconductor Equipment	1.1%
Interactive Media & Services	1.1%
Software	1.1%
Chemicals	1.1%
Electronic Equipment, Instruments & Components	1.0%
Gas Utilities	1.0%
Communications Equipment	0.8%
Tobacco	0.7%
Household Durables	0.6%
Transportation Infrastructure	0.6%
Metals & Mining	0.6%
Construction Materials	0.6%
Diversified Consumer Services	0.6%
Professional Services	0.5%
Road & Rail	0.5%
Building Products	0.4%
Independent Power Producers & Energy Traders	0.3%
Media	0.3%
Trading Companies & Distributors	0.3%
Containers & Packaging	0.3%
Multi-Line Retail	0.3%
Machinery	0.3%
Textiles, Apparel & Luxury Goods	0.2%
Mutual Funds	0.2%
Auto Components	0.1%
Internet & Direct Marketing Retail	0.1%
Automobiles	0.1%
Marine	0.1%
Thrifts & Mortgage Finance	0.1%
Industrial Conglomerates	0.1%
Consumer Finance	0.1%
Diversified Financial Services	0.1%
Water Utilities	0.1%
Paper & Forest Products	0.1%
Electrical Equipment	0.0%
Repurchase Agreements	1.9%
Other assets less liabilities	0.3%

100.0%

See accompanying Notes to Financial Statements	29	Annual Report / September 30, 2018

Schedule of Investments

September 30, 2018

AllianzGI Global Small-Cap Opportunities Portfolio

	Shares	Value

COMMON STOCK - 100.1%

Australia - 3.3%

BWP Trust REIT	16,910	$40,810
Charter Hall Retail REIT	6,494	19,913
Cromwell Property Group REIT	22,050	17,055
Qantas Airways Ltd.	20,280	86,439
Sandfire Resources NL	3,389	18,180

		182,397

Austria - 0.4%

Verbund AG	484	23,842

Canada - 3.3%

Canfor Pulp Products, Inc.	1,472	27,875
Gibson Energy, Inc.	1,172	18,529
Granite Real Estate Investment Trust REIT	1,272	54,626
Interfor Corp. (e)	4,280	63,356
InterRent Real Estate Investment Trust REIT	3	27
TFI International, Inc.	470	17,059

		181,472

China - 3.9%

China Railway Group Ltd., Class H	33,000	32,700
Hopewell Highway Infrastructure Ltd.	41,500	21,788
Huaxin Cement Co., Ltd., Class B	9,485	18,300
Jiangsu Expressway Co., Ltd., Class H	28,000	35,918
Sinopec Shanghai Petrochemical Co., Ltd., Class H	38,000	23,176
Weichai Power Co., Ltd., Class H	41,000	50,756
Yuexiu Real Estate Investment Trust REIT	51,000	33,441

		216,079

Denmark - 1.8%

Scandinavian Tobacco Group A/S, Class A (a)	973	14,921
Topdanmark A/S	1,832	83,730

		98,651

Germany - 0.4%

Deutsche Lufthansa AG	837	20,543

Greece - 1.7%

Motor Oil Hellas Corinth Refineries S.A.	3,674	95,978

Hong Kong - 1.2%

Hui Xian Real Estate Investment Trust REIT	42,876	19,629
Hysan Development Co., Ltd.	9,000	45,451

		65,080

India - 2.6%

Larsen & Toubro Infotech Ltd. (a)	1,221	32,854
Mphasis Ltd.	3,061	49,460
WNS Holdings Ltd. ADR (e)	1,190	60,393

		142,707

Indonesia - 0.6%

Indo Tambangraya Megah Tbk PT	18,600	32,267

Italy - 0.9%

Hera SpA	5,124	15,935
Unipol Gruppo SpA	8,099	35,996

		51,931

Japan - 11.6%

Advance Residence Investment Corp. REIT	18	45,981
AEON REIT Investment Corp. REIT	44	47,343
DTS Corp.	400	15,925
Fuji Soft, Inc.	600	30,361
GungHo Online Entertainment, Inc.	11,900	24,489
Invincible Investment Corp. REIT	61	25,495
Japan Airlines Co., Ltd.	800	28,754
Japan Rental Housing Investments, Inc. REIT	25	19,748
Kanamoto Co., Ltd.	500	17,727

See accompanying Notes to Financial Statements	30	Annual Report / September 30, 2018

Schedule of Investments

September 30, 2018

AllianzGI Global Small-Cap Opportunities Portfolio

	Shares	Value

Nihon Unisys Ltd.	600	15,477
Nippon Accommodations Fund, Inc. REIT	6	26,719
Nippon REIT Investment Corp. REIT	10	32,329
Noritake Co., Ltd.	400	25,242
Okamura Corp.	1,800	24,072
Sankyu, Inc.	2,000	112,313
SKY Perfect JSAT Holdings, Inc.	4,300	20,735
Skylark Holdings Co., Ltd.	1,000	14,796
Sumitomo Forestry Co., Ltd.	2,900	50,416
T-Gaia Corp.	1,700	44,399
Towa Pharmaceutical Co., Ltd.	200	14,827

		637,148

Korea (Republic of) - 1.4%

DGB Financial Group, Inc.	2,491	22,788
Hansol Paper Co., Ltd.	833	15,166
Macquarie Korea Infrastructure Fund	2,122	17,408
WiSoL Co., Ltd.	1,137	19,783

		75,145

Malaysia - 0.4%

Fraser & Neave Holdings Bhd.	2,200	20,052

Norway - 0.4%

Atea ASA	1,250	20,273

Russian Federation - 2.0%

Alrosa PJSC (c)(d)	68,500	111,656

Singapore - 1.9%

Mapletree Commercial Trust REIT	27,500	32,387
Mapletree Industrial Trust REIT	23,000	33,324
Mapletree North Asia Commercial Trust REIT	45,600	38,013

		103,724

South Africa - 0.2%

Astral Foods Ltd.	833	14,525

Spain - 0.7%

Ence Energia y Celulosa S.A.	3,635	36,843

Taiwan - 0.9%

Greatek Electronics, Inc.	10,000	16,524
Huaku Development Co., Ltd.	10,000	21,899
King’s Town Bank Co., Ltd.	14,000	14,072

		52,495

Thailand - 1.0%

Thanachart Capital PCL (c)(d)	32,700	54,348

United Arab Emirates - 0.4%

Air Arabia PJSC	79,287	20,723

United Kingdom - 4.7%

Computacenter PLC	1,471	24,257
Hays PLC	10,143	26,925
IG Group Holdings PLC	9,191	75,769
Nomad Foods Ltd. (e)	1,410	28,567
OneSavings Bank PLC	4,148	21,953
Plus500 Ltd.	1,033	17,872
QinetiQ Group PLC	7,210	26,886
SSP Group PLC	4,026	38,021

		260,250

United States - 54.4%

Alliance Resource Partners L.P.	2,700	55,080
America’s Car-Mart, Inc. (e)	500	39,100
American Eagle Outfitters, Inc.	3,850	95,596
American Public Education, Inc. (e)	840	27,762
Atkore International Group, Inc. (e)	2,420	64,203
Avanos Medical, Inc. (e)	775	53,088
Barrett Business Services, Inc.	400	26,712
Bio-Techne Corp.	735	150,021

See accompanying Notes to Financial Statements	31	Annual Report / September 30, 2018

Schedule of Investments

September 30, 2018

AllianzGI Global Small-Cap Opportunities Portfolio

	Shares	Value
CenterState Bank Corp.	465	13,043
Central Garden & Pet Co. (e)	1,295	46,672
Charles River Laboratories International, Inc. (e)	995	133,867
Citi Trends, Inc.	745	21,434
Compass Diversified Holdings	1,005	18,241
Deckers Outdoor Corp. (e)	400	47,432
Emergent Biosolutions, Inc. (e)	2,040	134,293
Exantas Capital Corp. REIT	1,615	17,733
Extended Stay America, Inc. UNIT	4,300	86,989
Financial Institutions, Inc.	710	22,294
Greif, Inc., Class A	260	13,952
Hill-Rom Holdings, Inc.	310	29,264
Hyster-Yale Materials Handling, Inc.	230	14,152
IQVIA Holdings, Inc. (e)	925	120,009
Johnson Outdoors, Inc., Class A	300	27,897
Kelly Services, Inc., Class A	1,005	24,150
Keysight Technologies, Inc. (e)	1,730	114,664
Korn/Ferry International	2,640	129,994
Lululemon Athletica, Inc. (e)	935	151,928
M/I Homes, Inc. (e)	1,855	44,390
ManTech International Corp., Class A	1,805	114,256
Marcus Corp.	420	17,661
Marriott Vacations Worldwide Corp.	190	21,233
MCBC Holdings, Inc. (e)	1,950	69,966
Mercer International, Inc.	1,430	24,024
Moog, Inc., Class A	1,040	89,409
MSA Safety, Inc.	1,205	128,260
Phibro Animal Health Corp., Class A	665	28,529
PRA Health Sciences, Inc. (e)	820	90,356
Premier, Inc., Class A (e)	1,560	71,417
Primoris Services Corp.	900	22,338
Progress Software Corp.	2,315	81,696
Resolute Forest Products, Inc. (e)	2,595	33,605
Rush Enterprises, Inc., Class A	885	34,789
Surmodics, Inc. (e)	640	47,776
Tailored Brands, Inc.	1,455	36,651
Tower International, Inc.	545	16,486
Triple-S Management Corp., Class B (e)	1,020	19,268
Vectrus, Inc. (e)	515	16,063
Verint Systems, Inc. (e)	2,255	112,975
Vishay Intertechnology, Inc.	5,315	108,160
Zumiez, Inc. (e)	3,255	85,769

		2,994,647

Total Investments (cost-$4,686,300) (b)-100.1%		5,512,776

Liabilities in excess of other assets-(0.1)%		(5,098)

Net Assets-100.0%		$5,507,678

See accompanying Notes to Financial Statements	32	Annual Report / September 30, 2018

Schedule of Investments

September 30, 2018

AllianzGI Global Small-Cap Opportunities Portfolio

Notes to Schedule of Investments:

(a)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $47,775, representing 0.9% of net assets.

(b)

Securities with an aggregate value of $1,823,638, representing 33.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c)	Fair-Valued—Securities with an aggregate value of $166,004, representing 3.0% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d)	Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e)	Non-income producing.

Glossary:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

UNIT - More than one class of securities traded together

See accompanying Notes to Financial Statements	33	Annual Report / September 30, 2018

Schedule of Investments

September 30, 2018

AllianzGI Global Small-Cap Opportunities Portfolio

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Life Sciences Tools & Services	9.0%
Equity Real Estate Investment Trusts (REITs)	8.8%
IT Services	6.0%
Specialty Retail	5.9%
Software	4.5%
Electronic Equipment, Instruments & Components	4.4%
Professional Services	3.8%
Oil, Gas & Consumable Fuels	3.7%
Paper & Forest Products	3.6%
Textiles, Apparel & Luxury Goods	3.6%
Hotels, Restaurants & Leisure	3.2%
Airlines	2.8%
Commercial Services & Supplies	2.8%
Biotechnology	2.4%
Aerospace & Defense	2.4%
Healthcare Equipment & Supplies	2.4%
Metals & Mining	2.4%
Road & Rail	2.4%
Banks	2.3%
Insurance	2.2%
Leisure Equipment & Products	1.8%
Household Durables	1.7%
Capital Markets	1.7%
Healthcare Providers & Services	1.6%
Machinery	1.6%
Real Estate Management & Development	1.2%
Electrical Equipment	1.2%
Transportation Infrastructure	1.0%
Construction & Engineering	1.0%
Trading Companies & Distributors	1.0%
Household Products	0.8%
Pharmaceuticals	0.8%
Food Products	0.8%
Diversified Financial Services	0.7%
Diversified Consumer Services	0.5%
Electric Utilities	0.4%
Chemicals	0.4%
Thrifts & Mortgage Finance	0.4%
Media	0.4%
Beverages	0.4%
Construction Materials	0.3%
Mortgage Real Estate Investment Trusts (REITs)	0.3%
Semiconductors & Semiconductor Equipment	0.3%
Auto Components	0.3%
Multi-Utilities	0.3%
Tobacco	0.3%
Containers & Packaging	0.3%
Liabilities in excess of other assets	(0.1)%

100.0%

See accompanying Notes to Financial Statements	34	Annual Report / September 30, 2018

Statements of Assets and Liabilities

September 30, 2018

	AllianzGI Advanced Core Bond	AllianzGI Best Styles Global Managed Volatility	AllianzGI Global Small-Cap Opportunities

Assets:

Investments, at value	$157,833,859	$51,662,519	$5,512,776

Cash	419	946	33,890

Foreign currency, at value	–	78,858	50,208

Dividends and interest receivable (net of foreign withholding taxes)	931,042	145,724	14,368

Deposits with brokers for derivatives collateral	649,112	–	–

Receivable from Investment Manager	50,770	26,766	6,505

Investments in Affiliated Funds - Trustees Deferred Compensation Plan (see Note 4)	21,436	9,244	826

Tax reclaims receivable	–	28,311	2,291

Prepaid expenses and other assets	8,635	48,211	3,755

Total Assets	159,495,273	52,000,579	5,624,619

Liabilities:
Payable for TBA investments purchased	34,520,500	–	–

Payable for investments purchased	249,945	34	–

Trustees Deferred Compensation Plan payable (see Note 4)	21,436	9,244	826

Payable for variation margin on futures contracts	6,891	–	–

Accrued expenses and other liabilities	188,877	169,376	116,115

Total Liabilities	34,987,649	178,654	116,941

Net Assets	$124,507,624	$51,821,925	$5,507,678

Net Assets Consist of:
Paid-in-capital	$132,542,149	$38,846,426	$4,330,176

Total distributable earnings (loss)	(8,034,525)	12,975,499	1,177,502

Net Assets	$124,507,624	$51,821,925	$5,507,678

Common Shares Issued and Outstanding	8,719,400	2,861,186	290,572

Cost of Investments	$161,232,571	$44,808,531	$4,686,300

Cost of Foreign Currency	$–	$78,718	$51,147

Institutional Class	8,719,400	2,861,186	290,572

Net Asset Value Per Share*
Institutional Class	$14.28	$18.11	$18.95

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

See accompanying Notes to Financial Statements	35	Annual Report / September 30, 2018

Statements of Operations

Year ended September 30, 2018

	AllianzGI Advanced Core Bond	AllianzGI Best Styles Global Managed Volatility	AllianzGI Global Small-Cap Opportunities
Investment Income:
Dividends, net of foreign withholding taxes*	$–	$1,761,555	$124,880

Interest	3,809,700	1,652	30

Miscellaneous	10	11	10

Total Investment Income	3,809,710	1,763,218	124,920

Expenses:
Investment management	459,809	249,768	47,688

Legal	135,561	47,686	10,307

Custodian and accounting agent	77,421	152,759	84,567

Audit and tax services	41,695	37,794	31,589

Trustees	18,538	7,450	613

Insurance	8,998	6,690	4,694

Transfer agent	8,077	6,077	4,880

Line of credit commitment	4,046	1,650	132

Shareholder communications	3,065	11,370	9,284

Miscellaneous	4,190	3,404	2,543

Total Expenses	761,400	524,648	196,297

Less: Fee Waiver/Reimbursement from Investment Manager	(220,446)	(241,955)	(132,581)

Net Expenses	540,954	282,693	63,716

Net Investment Income	3,268,756	1,480,525	61,204

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,618,718)	5,328,046	353,606

Futures contracts	658,340	–	–

Forward foreign currency contracts	–	(5,267)	(3,573)

Foreign currency transactions	–	(28,374)	1,039

Net change in unrealized appreciation/depreciation of:
Investments	(3,742,458)	(1,622,238)	41,205

Futures contracts	(23,620)	–	–

Forward foreign currency contracts	–	–	255

Foreign currency transactions	–	2,315	(1,140)

Net realized and change in unrealized gain (loss)	(5,726,456)	3,674,482	391,392

Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$(2,457,700)	$5,155,007	$452,596

*Foreign withholding taxes	$–	$107,655	$11,867

See accompanying Notes to Financial Statements	36	Annual Report / September 30, 2018

Statements of Changes in Net Assets

		AllianzGI Advanced Core Bond		AllianzGI Best Styles Global Managed Volatility
	Year ended September 30, 2018	Year ended September 30, 2017	Year ended September 30, 2018	Year ended September 30, 2017

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$3,268,756	$2,718,898	$1,480,525	$1,674,031

Net realized gain (loss)	(1,960,378)	509,342	5,294,405	2,318,203

Net change in unrealized appreciation/depreciation	(3,766,078)	(3,539,240)	(1,619,923)	6,022,016

Net increase (decrease) in net assets resulting from investment operations	(2,457,700)	(311,000)	5,155,007	10,014,250

Dividends and Distributions to Shareholders from:
Net investment income	–	(6,472,164)	–	(1,279,950)

Net realized capital gains	–	(1,796,268)	–	(152,963)

Total distributions paid*	(3,640,184)	–	(4,309,656)	–

Total dividends and distributions to shareholders	(3,640,184)	(8,268,432)	(4,309,656)	(1,432,913)

Fund Share Transactions:
Net proceeds from the sale of shares	28,851,924	37,516,867	3,721,485	10,754,112

Issued in reinvestment of dividends and distributions	3,640,184	8,268,432	4,309,656	1,432,913

Cost of shares redeemed	(46,841,138)	(65,662,163)	(16,171,024)	(38,991,208)

Net increase (decrease) from Fund share transactions	(14,349,030)	(19,876,864)	(8,139,883)	(26,804,183)

Total increase (decrease) in net assets	(20,446,914)	(28,456,296)	(7,294,532)	(18,222,846)

Net Assets:
Beginning of year	144,954,538	173,410,834	59,116,457	77,339,303

End of year**	$124,507,624	$144,954,538	$51,821,925	$59,116,457

Shares Activity:
Issued	1,962,293	2,447,325	210,288	692,627

Issued in reinvestment of dividends and distributions	252,182	561,646	248,109	92,545

Redeemed	(3,253,673)	(4,287,929)	(909,101)	(2,366,498)

Net increase (decrease)	(1,039,198)	(1,278,958)	(450,704)	(1,581,326)

–	May reflect actual amounts rounding to less than $1.
*

Distributions from net investment income and net realized capital gains are combined for the year ended September 30, 2018. See Note 1 in the Notes to Financial Statements for more information regarding new accounting pronouncements. The dividends and distributions to shareholders for the year ended September 30, 2017 have not been reclassified to conform to the current year presentation.

**

Net Assets – End of year includes undistributed (dividends in excess of) net investment income of $(582,081) for Advanced Core Bond, $1,504,353 for Best Styles Global Managed Volatility, and $55,242 for Global Small-Cap Opportunities as of September 30, 2017.

See accompanying Notes to Financial Statements	37	Annual Report / September 30, 2018

Statements of Changes in Net Assets

AllianzGI Global Small-Cap Opportunities
Year ended September 30, 2018	Year ended September 30, 2017

$61,204	$52,679

351,072	1,000,979

40,320	214,012

452,596	1,267,670

–	(70,039)

–	–

(716,041)	–

(716,041)	(70,039)

–	–

716,041	70,039

–	(1,500,000)

716,041	(1,429,961)

452,596	(232,330)

5,055,082	5,287,412

$5,507,678	$5,055,082

–	–

40,159	4,255

–	(90,199)

40,159	(85,944)

See accompanying Notes to Financial Statements	38	Annual Report / September 30, 2018

Financial Highlights

For a share of common stock outstanding throughout each period^:

	AllianzGI Advanced Core Bond			AllianzGI Best Styles Global Managed Volatility
	Year ended September 30, 2018	Year ended September 30, 2017	Period from 10/30/2015* through 9/30/2016	Year ended September 30, 2018	Year ended September 30, 2017	Period from 10/30/2015* through 9/30/2016
Net asset value, beginning of period	$14.85	$15.71	$15.00	$17.85	$15.81	$15.00
Investment Operations:
Net investment income(a)	0.31	0.25	0.21	0.42	0.40	0.22
Net realized and change in unrealized gain (loss)	(0.53)	(0.34)	0.57	1.09	1.99	0.59
Total from investment operations	(0.22)	(0.09)	0.78	1.51	2.39	0.81
Dividends and Distributions to Shareholders from:
Net investment income	(0.35)	(0.60)	(0.07)	(0.60)	(0.31)	—
Net realized gains	—	(0.17)	—	(0.65)	(0.04)	—
Total dividends and distributions to shareholders	(0.35)	(0.77)	(0.07)	(1.25)	(0.35)	—
Net asset value, end of period	$14.28	$14.85	$15.71	$18.11	$17.85	$15.81
Total Return(b)	(1.48)%	(0.43)%	5.23%	8.77%	15.41%	5.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$124,508	$144,955	$173,411	$51,822	$59,116	$77,339
Ratio of expenses to average net assets with fee reimbursement	0.35%	0.35%	0.41%(c)(d)	0.45%(e)	0.45%(e)	0.45%(c)(d)
Ratio of expenses to average net assets without fee reimbursement	0.50%	0.44%	0.62%(c)(d)	0.84%(e)	0.83%(e)	0.99%(c)(d)
Ratio of net investment income to average net assets	2.13%	1.67%	1.52%(c)(d)	2.37%(e)	2.42%(e)	2.96%(c)(d)
Portfolio turnover rate	314%	319%	260%	59%	31%(f)	1%

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of expense reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred were not annualized.
(e)	Does not include expenses of the investment in which the Portfolio invests.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind fund share transactions.

See accompanying Notes to Financial Statements	39	Annual Report / September 30, 2018

Financial Highlights

For a share of common stock outstanding throughout each period^:

	AllianzGI Global Small-Cap Opportunities
	Year ended September 30, 2018	Year ended September 30, 2017	Year ended September 30, 2016	Period from 12/1/2014 through 9/30/2015#	Period from 7/23/2014* through 11/30/2014
Net asset value, beginning of period	$20.19	$15.72	$14.53	$14.70	$15.00

Investment Operations:
Net investment income(a)	0.22	0.19	0.15	0.12	0.05

Net realized and change in unrealized gain (loss)	1.40	4.49	1.13	(0.25)	(0.35)

Total from investment operations	1.62	4.68	1.28	(0.13)	(0.30)

Dividends and Distributions to Shareholders from:
Net investment income	(0.43)	(0.21)	(0.09)	(0.04)	—

Net realized gains	(2.43)	—	—	—	—

Total dividends and distributions to shareholders	(2.86)	(0.21)	(0.09)	(0.04)	—

Net asset value, end of period	$18.95	$20.19	$15.72	$14.53	$14.70

Total Return(b)	8.91%	30.06%	8.85%	(0.86)%	(2.00)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$5,508	$5,055	$5,287	$4,856	$4,899

Ratio of expenses to average net assets with fee reimbursement	1.20%	1.20%	1.20%	1.22%(c)(d)	1.20%(c)(d)

Ratio of expenses to average net assets without fee reimbursement	3.70%	4.24%	5.48%	7.06%(c)(d)	4.88%(c)(d)

Ratio of net investment income to average net assets	1.16%	1.10%	1.04%	0.91%(c)(d)	0.88%(c)(d)

Portfolio turnover rate	98%	143%	177%	152%	56%

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of expense reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred were not annualized.

See accompanying Notes to Financial Statements	40	Annual Report / September 30, 2018

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

September 30, 2018

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AllianzGI Institutional Multi-Series Trust (the “Trust”) was organized on June 3, 2014 and is registered under the Investment Company Act of 1940, as amended (the “1940-Act”), as an open-end registered investment company. The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. As of September 30, 2018, the Trust consisted of three separate investment series, (each a “Portfolio” and together the “Portfolios”). Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”) serves as the Portfolios’ investment manager. AllianzGI U.S. is an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Shares of the Portfolios have not been registered for public sale and are currently offered and sold on a private placement basis in accordance with Rule 506(c) of Regulation D under the Securities Act of 1933, as amended. Currently, the Trust has authorized one class of shares.

The investment objective of AllianzGI Advanced Core Bond is to seek long-term risk adjusted total net return. The investment objective of AllianzGI Best Styles Global Managed Volatility and AllianzGI Global Small-Cap Opportunities is to seek long-term capital appreciation. There can be no assurance that the Portfolios will meet their stated objective.

The preparation of the Portfolios’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Portfolios’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Portfolio’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Portfolios enter into contracts that contain a variety of representations that provide general indemnifications. The Portfolios’ maximum exposures under these arrangements are unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss is expected to be remote.

In March 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the FASB issued ASU 2018-13 which changes the disclosure requirements for Fair Value Measurement. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

On October 17, 2018, the Securities and Exchange Commission (“SEC”) adopted amendments to simplify certain disclosure requirements. The SEC adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Portfolios’ financial statements for the year ended September 30, 2018. The distributions to shareholders in the September 30, 2017 Statement of Changes in Net Assets presented herein have not been reclassified to conform to the current year presentation.

The following is a summary of significant accounting policies consistently followed by the Portfolios:

(a) Valuation of Investments. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Portfolios’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market

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AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements (continued)

value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded futures are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees of the Trust (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Portfolios’ valuation methods and to make fair value determinations on behalf of the Board, as necessary. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Trust’s Valuation Committee may be selected or the Trust’s Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures adopted by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Trust’s Valuation Committee.

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premiums or discounts based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Portfolio may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Portfolios to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Portfolios’ financial statements. Each Portfolio’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m., Eastern Time) on the NYSE on each day the NYSE is open for business. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair-valuing the securities, the Portfolios may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of a Portfolio is calculated. With respect to certain foreign securities, the Portfolios may fair-value securities using modeling tools provided by third-party vendors. The Portfolios have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Portfolios for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of a Portfolio may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Portfolio.

(b) Fair Value Measurements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Portfolios have the ability to access

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AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements (continued)

•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Investment Manager’s or Trust’s Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Portfolios to measure fair value during the period or year ended September 30, 2018 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Portfolios’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Portfolios generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock and Warrants) —Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High

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Notes to Financial Statements (continued)

yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at September 30, 2018 in valuing each Portfolio’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes to Schedules of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

AllianzGI Advanced Core Bond:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 9/30/18

Investments in Securities - Assets
Corporate Bonds & Notes	—	$73,834,517	—	$73,834,517
U.S. Government Agency Securities	—	34,424,651	—	34,424,651
U.S. Treasury Obligations	—	32,986,568	—	32,986,568
Sovereign Debt Obligations	—	16,445,123	—	16,445,123
Repurchase Agreements	—	143,000	—	143,000

	—	157,833,859	—	157,833,859

Other Financial Instruments* – Assets
Interest Rate Contracts	91,630	—	—	91,630

Totals	$91,630	$157,833,859	—	$157,925,489

AllianzGI Best Styles Global Managed Volatility:
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 9/30/18

Investments in Securities - Assets
Common Stock:
Australia	—	$516,260	—	$516,260
Austria	$33,563	39,113	—	72,676
Belgium	—	64,358	—	64,358
China	41,604	1,445,109	—	1,486,713
Czech Republic	175,676	54,797	—	230,473
Denmark	34,399	100,125	—	134,524
Finland	—	310,715	—	310,715
France	85,359	564,117	—	649,476
Germany	137,629	350,818	—	488,447
Hong Kong	—	853,605	—	853,605
Hungary	—	202,866	—	202,866
Indonesia	—	134,944	—	134,944
Israel	—	376,859	—	376,859
Italy	—	473,237	—	473,237
Japan	62,542	6,080,761	—	6,143,303
Korea (Republic of)	191,648	460,532	—	652,180
Malaysia	—	650,986	—	650,986
Netherlands	40,710	425,435	—	466,145
New Zealand	23,548	258,033	—	281,581
Norway	—	88,952	—	88,952
Poland	—	142,772	—	142,772
Singapore	26,274	914,524	—	940,798
South Africa	21,169	18,167	—	39,336
Spain	19,825	89,857	—	109,682
Switzerland	—	997,766	—	997,766
Taiwan	—	2,458,521	—	2,458,521
Thailand	82,517	149,574	$758,135	990,226
United Kingdom	110,843	267,342	—	378,185
All Other	30,257,097	—	—	30,257,097
Mutual Funds	—	77,836	—	77,836
Repurchase Agreements	—	992,000	—	992,000

Totals	$31,344,403	$19,559,981	$758,135	$51,662,519

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Notes to Financial Statements (continued)

AllianzGI Global Small-Cap Opportunities:
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 9/30/18

Investments in Securities - Assets
Common Stock:
Australia	—	$182,397	—	$182,397
Austria	—	23,842	—	23,842
China	$21,788	194,291	—	216,079
Denmark	14,921	83,730	—	98,651
Germany	—	20,543	—	20,543
Hong Kong	—	65,080	—	65,080
India	60,393	82,314	—	142,707
Indonesia	—	32,267	—	32,267
Italy	—	51,931	—	51,931
Japan	—	637,148	—	637,148
Korea (Republic of)	17,408	57,737	—	75,145
Russian Federation	—	—	$111,656	111,656
Singapore	32,387	71,337	—	103,724
Spain	—	36,843	—	36,843
Taiwan	—	52,495	—	52,495
Thailand	—	—	54,348	54,348
United Kingdom	28,567	231,683	—	260,250
All Other	3,347,670	—	—	3,347,670

Totals	$3,523,134	$1,823,638	$166,004	$5,512,776

At September 30, 2018, the following Portfolios had transfers between Levels 1 and 2:

	Transfers
	Level 1 to Level 2 (a)	Level 2 to Level 1 (b)
AllianzGI Best Styles Global Managed Volatility	$499,929	$274,211
AllianzGI Global Small-Cap Opportunities	19,629	21,788

(a) This transfer was a result of securities trading outside the U.S. whose values were not adjusted by the application of a modeling tool at September 30, 2017, which was applied on September 30, 2018.

(b) This transfer was a result of securities trading outside the U.S. whose values were adjusted by the application of a modeling tool at September 30, 2017, which was not applied on September 30, 2018.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2018, was as follows:

AllianzGI Best Styles Global Managed Volatility:

	Beginning Balance 9/30/17	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3†	Transfers out of Level 3	Ending Balance 9/30/18
Investments in Securities - Assets
Common Stock:
Thailand	$165,313	$680,432	$(230,931)	$—	$(6,013)	$26,509	$122,825	$—	$758,135

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Notes to Financial Statements (continued)

AllianzGI Global Small-Cap Opportunities:

	Beginning Balance 9/30/17	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/18
Investments in Securities - Assets
Common Stock:
Russian Federation	$—	$112,292	$(6,721)	$—	$(269)	$6,354	$—	$—	$111,656
Thailand	22,445	55,515	(24,038)	—	1,329	(903)	—	—	54,348

Totals	$22,445	$167,807	$(30,759)	$—	$1,060	$5,451	$—	$—	$166,004

The tables above include Level 3 investments that are valued by brokers or pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b)

*Other financial instruments are derivatives, such as futures contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

† Transferred out of Level 2 and into Level 3 due to an exchange-traded price being unavailable or unreliable at September 30, 2018.

The net change in unrealized appreciation/depreciation of Level 3 investments which the following Portfolios held at September 30, 2018 was:

AllianzGI Best Styles Global Managed Volatility	$ 23,832
AllianzGI Global Small-Cap Opportunities	5,188

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Portfolios, using reasonable diligence, become aware of such dividends. Dividend and interest income on the Statements of Operations are shown net of any foreign taxes withheld on income from foreign securities. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains.

(d) Federal Income Taxes. The Portfolios intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Portfolios may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Portfolios, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Portfolios’ tax positions for all open tax years. As of September 30, 2018, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Portfolios’ federal income tax returns since inception remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders. The Portfolios (except AllianzGI Advanced Core Bond) declare dividends and distributions from net investment income and net realized capital gains, if any, annually. AllianzGI Advanced Core Bond declares dividends from net investment income quarterly and distributions from net realized capital gains, if any, annually. The Portfolios record dividends and distributions to their respective shareholders on the ex-dividend date. The

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Notes to Financial Statements (continued)

amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Foreign Currency Translation. The Portfolios’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Portfolios’ Statements of Operations.

The Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Repurchase Agreements. The Portfolios are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements include provisions for initiation of repurchase transactions, income payments, events of default, and maintenance of collateral.

The Portfolios enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements (i.e., repurchase agreements) to resell such securities at an agreed upon price and date. The Portfolios, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. The collateral that is pledged (i.e. the securities received by the Portfolios), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Portfolios until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolios require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolios may be delayed or limited. The gross values are included in the Portfolios’ Schedules of Investments. As of September 30, 2018, the value of the related collateral exceeded the value of the repurchase agreements.

(h) Rights. The Portfolios may receive rights. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the right, the right will expire worthless. Rights may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

(i) U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S.

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Notes to Financial Statements (continued)

Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(j) When-Issued/Delayed-Delivery Transactions. When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolios will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. Upon entering into these when-issued or delayed-delivery transactions, the Funds and the counterparties are required to pledge to the other party an amount of cash or securities collateral when either party has a net exposure that exceeds the minimum transfer amount of the other party. When purchasing a security on a delayed-delivery basis, the Portfolios assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the NAV. The Portfolios may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Portfolios do not participate in future gains and losses with respect to the security.

(k) Securities Traded on To-Be-Announced Basis. The Portfolios may from time to time purchase securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

2. PRINCIPAL RISKS

In the normal course of business, the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk).

The Portfolios are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. To the extent that a fund effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Interest rate changes can be sudden and unpredictable, and the Portfolios may lose money as a result of movements in interest rates. High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increase in interest rates or an issuer’s deterioration or default.The Portfolios may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates

48	Annual Report / September 30, 2018

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements (continued)

increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Portfolios hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Portfolios’ shares.

The Portfolios are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Portfolios directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolios’ investments in foreign currency-denominated securities may reduce the returns of the Portfolios.

The Portfolios are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Portfolios to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Portfolios. Even when markets perform well, there is no assurance that the investments held by the Portfolios will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Portfolios are exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolios have unsettled or open transactions will default. The potential loss to the Portfolios could exceed the value of the financial assets recorded in the Portfolios’ financial statements. Financial assets, which potentially expose the Portfolios to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Portfolios’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Portfolios’ have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolios are exposed to risks associated with leverage. Leverage may cause the value of the Portfolios’ shares to be more volatile than if the Portfolios did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolios’ portfolio securities. The Portfolios may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Portfolios employ dividend and interest costs on such leverage may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Portfolios’ investment returns, resulting in greater losses.

49	Annual Report / September 30, 2018

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements (continued)

The Portfolios are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Portfolios and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Portfolios.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Portfolios and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

3. FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Portfolios at times use derivatives for hedging purposes, the Portfolios reflect derivatives at fair value and recognize changes in fair value through the Portfolios’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Futures Contracts. The Portfolios use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Portfolios are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Portfolios agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Portfolios as unrealized appreciation or depreciation. When the contracts are closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

Forward Foreign Currency Contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Portfolios enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Portfolios’ Statements of Assets and Liabilities.

The following is a summary of the Portfolios’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at September 30, 2018:

AllianzGI Advanced Core Bond:

Location	Interest Rate Contracts
Asset derivatives:
Unrealized appreciation on futures contracts*	$91,630

* Included in net unrealized appreciation of $91,630 on futures contracts as reported in the Portfolio’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

50	Annual Report / September 30, 2018

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements (continued)

The effect of derivatives on the Statements of Operations for the year ended September 30, 2018:

AllianzGI Advanced Core Bond:

Location	Market Price	Interest Rate Contracts	Total
Net realized gain on:
Futures contracts	$336	$658,004	$658,340
Net change in unrealized appreciation/depreciation of:
Futures contracts	—	$(23,620)	$(23,620)

AllianzGI Best Styles Global Managed Volatility:

Location	Foreign Exchange Contracts
Net realized loss on:
Forward foreign currency contracts	$(5,267)

AllianzGI Global Small-Cap Opportunities:

Location	Foreign Exchange Contracts
Net realized loss on:
Forward foreign currency contracts	$(3,573)
Net change in unrealized appreciation/depreciation of:
Forward foreign currency contracts	$255

The average volume (based on open positions at each fiscal month-end) of derivative activity during the year ended September 30, 2018:

	Forward Foreign Currency Contracts (2)		Futures Contracts (1)

	Purchased	Sold	Long	Short

AllianzGI Advanced Core Bond	—	—	—	190
AllianzGI Best Styles Global Managed Volatility	$174,974	$163,378	—	—
AllianzGI Global Small-Cap Opportunities	5,181	10,572	—	—

(1)	Number of contracts
(2)	U.S. $ value on origination date

4. INVESTMENT MANAGER/DISTRIBUTOR FEES/DEFERRED COMPENSATION

Investment Management Fee. During the reporting period, each Portfolio had an Investment Management Agreement (for the purpose of this section, the “Agreement”) with the Investment Manager. Subject to the supervision of the Trust’s Board, the Investment Manager was responsible for managing, either directly or through others selected by it, each Portfolio’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager received an annual fee, payable monthly, at an annual rate of each Portfolio’s average daily net assets (the “Investment Management Fee”).

51	Annual Report / September 30, 2018

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements (continued)

The Investment Management fee was charged at an annual rate as indicated in the following table:

Management Fee
AllianzGI Advanced Core Bond	0.30%
AllianzGI Best Styles Global Managed Volatility	0.40
AllianzGI Global Small-Cap Opportunities	0.90

Distribution Fees. Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AAM and the Investment Manager, serves as the distributor of the Portfolios’ shares pursuant to a Distribution Contract. The Distributor, for each of the Portfolios, currently receives no compensation in connection with the services it provides under the Distribution Contract.

Deferred Compensation. Trustees do not currently receive any pension or retirement benefits from the Trust. The Trust has adopted a deferred compensation plan (the “Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the Plan. Under the Plan, each Trustee may elect not to receive all or a portion of his or her fees from the Trust on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Allianz Funds Multi-Strategy Trust or Allianz Funds selected by the Trustees from and after the normal payment dates for such compensation. As a result of this arrangement, the Trust remains in substantially the same financial position as if the deferred compensation had been paid on the normal payment dates and immediately invested in shares of the series selected by the Trustees.

5. EXPENSE LIMITATION/MANAGEMENT FEE WAIVER AND RECOUPMENT

The Trust and the Investment Manager have entered into Expense Limitation and Management Fee Waiver Agreements as indicated below:

Expense Limitation
AllianzGI Advanced Core Bond (1)	0.35%
AllianzGI Best Styles Global Managed Volatility (2)	0.45
AllianzGI Global Small-Cap Opportunities (3)	1.20

1. The Investment Manager has contractually agreed to irrevocably waive its management fee and/or reimburse the Portfolio through January 31, 2019, to the extent that Total Annual Portfolio Operating Expenses, including payment of organizational expenses but excluding interest, tax and extraordinary expenses, and certain credits and other expenses, exceed 0.35%. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.

2. The Investment Manager has contractually agreed to irrevocably waive its management fee and/or reimburse the Portfolio through January 31, 2019, to the extent that Total Annual Portfolio Operating Expenses, including payment of organizational expenses but excluding interest, tax and extraordinary expenses, and certain credits and other expenses, exceed 0.45%. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.

3. The Investment Manager has contractually agreed to irrevocably waive its management fee or reimburse the Portfolio through January 31, 2019, to the extent that Total Annual Portfolio Operating Expenses, including payment of organizational expenses but excluding interest, tax and extraordinary expenses, and certain credits and other expenses, exceed 1.20%. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.

52	Annual Report / September 30, 2018

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements (continued)

During the year ended September 30, 2018, the Investment Manager did not recoup any expenses from the Portfolios. The following represents the amounts that still can be recouped by the Investment Manager:

	Unrecouped Expenses Waived/Reimbursed through Year ended September 30, 2018
	09/30/2016	09/30/2017	09/30/2018	Total
AllianzGI Advanced Core Bond	$275,685	$141,917	$220,446	$638,048
AllianzGI Best Styles Global Managed Volatility	205,431	258,092	241,955	705,478
AllianzGI Global Small-Cap Opportunities	209,673	144,937	132,581	487,191

6. INVESTMENTS IN SECURITIES

For the year ended September 30, 2018, purchases and sales of investments, other than short-term securities and U.S. government obligations were:

	Purchases	Sales
AllianzGI Advanced Core Bond	$36,214,783	$40,645,857
AllianzGI Best Styles Global Managed Volatility	36,025,072	47,034,283
AllianzGI Global Small-Cap Opportunities	5,220,517	5,166,905

Purchases and sales in U.S. government obligations were:

	Purchases	Sales
AllianzGI Advanced Core Bond	$568,333,563	$581,296,766

7. INCOME TAX INFORMATION

The tax character of dividends and distributions paid was:

	Year ended September 30, 2018			Period ended September 30, 2017
	Ordinary Income (1)	15% Long- Term Capital Gain	25% Long- Term Capital Gain	Ordinary Income (1)	15% Long-Term Capital Gain	25% Long- Term Capital Gain

AllianzGI Advanced
Core Bond	$3,640,184	—	—	$8,178,660	$89,772	-
AllianzGI Best Styles
Global Managed
Volatility	3,364,381	$943,960	$1,315	1,341,272	90,973	$668
AllianzGI Global
Small-Cap
Opportunities	295,168	420,871	2	70,039	-	-

(1) Includes short-term capital gains, if any.

53	Annual Report / September 30, 2018

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements (continued)

At September 30, 2018, the components of distributable earnings were:

		Long- Term Capital Gains	Capital Loss Carryforwards(2)	Late Year Ordinary Loss(3)	Post-October Capital Loss (Gain) (2)
	Ordinary Income				Short-Term	Long-Term
AllianzGI Advanced Core Bond	$289,367	—	$1,770,995	—	$1,419,372	$771,362
AllianzGI Best Styles Global Managed Volatility	2,191,452	$4,166,664	—	—	—	—
AllianzGI Global Small-Cap Opportunities	152,089	274,276	—	—	—	—

(2)

Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

(3)

Certain ordinary losses realized during the period November 1, 2017 through September 30, 2018, and/or other ordinary losses realized during the period January 1, 2018 through September 30, 2018, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

(4)	Capital losses realized during the period November 1, 2017 through September 30, 2018 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

For the year ended September 30, 2018, the Portfolio had capital loss carryforwards which were utilized as follows:

	Post-Enactment Utilized

	Short-Term	Long-Term
AllianzGI Advanced Core Bond	$772,774	$998,221

For the year ended September 30, 2018, permanent “book-tax” adjustments were:

	Undistributed (Dividends in Excess of) Net Investment Income	Accumulated Net Realized Gain(Loss)	Paid-in Capital	Net unrealized appreciation (depreciation)
AllianzGI Advanced Core Bond (e)	$365,204	$(365,204)	—	—
AllianzGI Best Styles Global Managed Volatility (a)(b)(c)(d)	264,799	(232,610)	$1,819	$(34,008)
AllianzGI Global Small-Cap Opportunities (a)(b)(c)(f)	50,047	(49,818)	13	(242)

These permanent “book-tax” differences were primarily attributable to:

(a)	Reclassifications related to investments in Real Estate Investment Trusts (REITs)
(b)	Reclassification of gains and losses from foreign currency transactions
(c)	Reclassification of gains from securities classified as Passive Foreign Investment Companies (“PFICs”) for tax purposes
(d)	Reclassification from sales of securities with return of capital
(e)	Reversal of bond premium amortization
(f)	Reclassification of dividends/distributions

At September 30, 2018, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments in securities and other financial instruments for federal income tax purposes were:

	Federal Tax Cost Basis(5)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
AllianzGI Advanced Core Bond	$162,266,216	$184,710	$4,525,437	$(4,340,727)
AllianzGI Best Styles Global Managed Volatility	45,035,994	8,055,760	1,429,235	6,626,525
AllianzGI Global Small-Cap Opportunities	4,757,998	849,300	94,522	754,778

(5) Differences, if any, between book and tax cost basis are primarily attributable to wash sale loss deferrals, premium amortization, PFIC mark-to-market, basis adjustments from investments in partnerships, and 1256 futures contracts mark-to-market.

54	Annual Report / September 30, 2018

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements (continued)

8. SIGNIFICANT ACCOUNT HOLDERS

From time to time, a Portfolio may have a concentration of shareholders, which may include the Investment Manager or affiliates of the Investment Manager, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact to a Portfolio.

At September 30, 2018, the significant account-holders, owners of 5% or greater of each respective Portfolio’s outstanding shares, were as follows:

	Unaffiliated		Affiliated*
	Number of Account Holders	Approximate Ownership	Number of Account Holders	Approximate Ownership	AFI
AllianzGI Advanced Core Bond	—	—	3	93%	—
AllianzGI Best Styles Global Managed Volatility	—	—	2	100%	—

AllianzGI Global Small-Cap Opportunities	—	—	—	—	100%

* This represents the aggregate percentage of affiliated entities that own 5% or more of the Fund’s outstanding shares. These affiliated entities include portfolios of the Trust and Allianz Multi-Series Collective Investment Trust.

9. BORROWINGS

The Trust has entered into a credit agreement (the “State Street Agreement”), among the Trust, Allianz Funds Multi-Strategy Trust, Allianz Funds and Premier Multi-Series VIT, as borrowers (collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and State Street Bank and Trust Company, as agent and lender, for a committed line of credit. The State Street Agreement was amended on October 26, 2017 and had a term through October 25, 2018 and permits the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund must pay interest on any amounts borrowed under the facility at a rate per annum equal to 1.25% plus the higher of the then-current federal funds overnight rate or the one-month LIBOR rate, subject to upward adjustment when any past due payments are outstanding. The AllianzGI Borrowers will also pay a usage fee at an annualized rate of 0.25% on undrawn amounts, allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. The State Street Agreement was extended by an additional 364-day period by an amendment effective October 25, 2018 with an expiration date of October 24, 2019 (the “Amendment”). The Amendment changed the 0.25% usage fee on undrawn amounts to an annualized rate of 0.20%. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility.

The Portfolios did not utilize the line of credit during the period or year ended September 30, 2018.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolios are authorized to enter into a master interfund lending agreement (the “Interfund Program”) with each other and certain other funds advised by the Investment Manager (each a “Participating Fund”). The Interfund Program allows each Participating Fund, whose policies permit it to do so, to lend money directly to and borrow money directly from other Participating Funds for temporary purposes.

During the year ended September 30, 2018, the Portfolios did not participate as a borrower or lender in the Interfund Program.

10. TRANSFER AGENCY SERVICES PROVIDER

On December 28, 2017, AllianzGI U.S. as administrator, on behalf of the Trust, entered into a Novation Framework Agreement with State Street Bank and Trust Company (“SSB”) and DST Asset Manager Solutions, Inc. (“DST”) (formerly known as Boston Financial Data Services, Inc.) whereby SSB replaced DST as the named provider of transfer agency services to the Funds. SSB then delegates its day-to-day obligations as transfer agent to DST. This transition was undertaken solely to promote efficiency and administrative simplicity, allowing SSB and DST to consolidate certain contracts and streamline their relationship, and had no effect on the services provided to the Trust.

55	Annual Report / September 30, 2018

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements (continued)

11. SUBSEQUENT EVENTS

In preparing these financial statements, the Portfolios’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no subsequent events identified that require recognition or disclosure.

56	Annual Report / September 30, 2018

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AllianzGI Institutional Multi-Series Trust and Shareholders of AllianzGI Advanced Core Bond Portfolio, AllianzGI Best Styles Global Managed Volatility Portfolio and AllianzGI Global Small-Cap Opportunities Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AllianzGI Advanced Core Bond Portfolio, AllianzGI Best Styles Global Managed Volatility Portfolio and AllianzGI Global Small-Cap Opportunities Portfolio (constituting AllianzGI Institutional Multi-Series Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2018, the related statements of operations for the year ended September 30, 2018, the statements of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2018

We have served as the auditor of one or more of the investment companies in the Allianz Global Investors U.S. group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

57	Annual Report / September 30, 2018

AllianzGI Institutional Multi-Series Trust

Federal Tax Information (unaudited)

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each Portfolio.

During the period ended September 30, 2018, the following Portfolios distributed long-term capital gains in the amounts indicated (or the maximum amount allowable):

	15% Long-Term Capital Gain	25% Long-Term Capital Gain
AllianzGI Best Styles Global Managed Volatility	$943,960	$1,315

AllianzGI Global Small Cap Opportunities	420,871	2

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2018, are designated as “qualified dividend income”:

AllianzGI Advanced Core Bond	0%

AllianzGI Best Styles Global Managed Volatility	49%

AllianzGI Global Small-Cap Opportunities	25%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolios’ ordinary income dividends paid during the fiscal year ended September 30, 2018, that qualify for the corporate dividend received deduction is set forth below:

AllianzGI Advanced Core Bond	0%

AllianzGI Best Styles Global Managed Volatility	28%

AllianzGI Global Small-Cap Opportunities	8%

Since the Portfolios’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2018. In January 2019, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2018. The amount that will be reported will be the amount to use on the shareholder’s 2018 federal income tax return and may differ from the amount which must be reported in connection with the Portfolios’ tax year ended September 30, 2018. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Portfolios.

58	Annual Report / September 30, 2018

AllianzGI Institutional Multi-Series Trust

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees (the “Board” or “Trustees”) and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of the Trust’s Investment Management Agreement (the “Investment Management Agreement”) on behalf of AllianzGI Global Small-Cap Opportunities Portfolio, AllianzGI Advanced Core Bond Portfolio and AllianzGI Best Styles Global Managed Volatility Portfolio (each a “Portfolio” together the “Portfolios”) with Allianz Global Investor U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”).

The Trustees met in person on June 13, 2018 for the specific purpose of considering whether to approve the continuation of the Investment Management Agreement for an additional year. The Contracts Committee of the Board of Trustees, which is comprised of all of the Independent Trustees, met on May 30, 2018 and June 13, 2018 with independent counsel to discuss the materials provided by the Investment Manager in response to the Independent Trustees’ written request for information regarding the annual renewal. Representatives from fund management attended portions of those meetings to, among other topics, review the comparative fee and expense information and comparative performance information prepared and provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, for each Portfolio using its respective Broadridge peer groups for performance and expense comparisons.

At their meeting held on June 13, 2018, the Board and the Independent Trustees unanimously approved the continuation of the Investment Management Agreement for an additional one-year period through June 30, 2019, with respect to the Portfolios.

In connection with their deliberations regarding the approval of the Investment Management Agreement, the Independent Trustees considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Independent Trustees considered the nature, quality and extent of the various investment management, administrative and other services to be performed by the Investment Manager under the Investment Management Agreement.

The material factors and conclusions that formed the basis of these approvals for the Portfolios are discussed below.

In connection with their contract review meetings, the Independent Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Broadridge for each Portfolio on the investment performance of a group of funds with investment classifications and/or objectives comparable to those of the Portfolio as identified by Broadridge (the “Broadridge Performance Universe”), the performance of applicable benchmark indices and the total return investment performance (based on net assets) of each Portfolio for various time periods; (ii) information on each Portfolio’s management fees and other expenses and information provided by Broadridge, as applicable, on the management fees and other expenses of comparable funds identified by Broadridge (the “Broadridge Expense Group”), as applicable; (iii) to the extent applicable, information regarding the investment performance and fees for other mutual funds and separately managed accounts managed by the Investment Manager, or its affiliates with similar investment objective(s) and policies to those of each Portfolio, if any; (iv) an estimate of profitability to the Investment Manager from its relationship with each Portfolio for the twelve months ended December 31, 2017; (v) descriptions of various functions performed by the Investment Manager, such as portfolio management, compliance monitoring, portfolio trading practices and oversight of third party service providers; (vi) information regarding the overall organization and business functions of the Investment Manager, including, without limitation, information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative and other services and corporate ownership and business operations unrelated to each Portfolio; (vii) fact cards for each Portfolio including, among other information, performance comparisons between each Portfolio and its Broadridge Performance Universe, investment objectives, total net assets, annual fund operating expenses, portfolio managers, total expense ratio and contractual management fee comparisons between each Portfolio and its Broadridge Expense Group and trends in profitability to the Investment Manager of its advisory relationship with each Portfolio; and (viii) summaries assigning a quadrant placement to each Portfolio for an institutional share class based on an average of certain measures of performance and fees/expenses versus peer group medians.

The Independent Trustees’ conclusions as to the approval of the Investment Management Agreement were based on a comprehensive consideration of all information provided to the Independent Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Independent Trustees’ deliberations are described below, although individual Independent Trustees may have evaluated the information presented differently from one another, attributing

59	Annual Report / September 30, 2018

AllianzGI Institutional Multi-Series Trust

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements

(unaudited) (continued)

different weights to various factors. The Independent Trustees recognized that the fee arrangements for each Portfolio are the result of review and discussion in the prior years between the Independent Trustees and the Investment Manager, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Independent Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years. The Independent Trustees evaluated information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately in respect of each Portfolio. However, they also took into account the common interests of all series of the Trust in their review. The Independent Trustees also took into account that the Investment Manager had agreed to observe certain management fee waivers and/or expense limitations for certain Portfolios. The Independent Trustees also considered the risk profile of each Portfolio.

As part of their review, the Independent Trustees examined the ability of the Investment Manager to provide high-quality investment management and other services to each Portfolio. Among other information, the Independent Trustees considered the investment philosophy and research and decision-making processes of the Investment Manager, as well as the Investment Manager’s broker selection process and trading operations; the experience of key advisory personnel of the Investment Manager or its affiliates who would be responsible for portfolio management of each Portfolio; the ability of the Investment Manager to attract and retain capable personnel; the background and capabilities of the senior management and staff of the Investment Manager; employee compensation; and the operational infrastructure, including technology and systems, of the Investment Manager. In addition, the Independent Trustees reviewed the extent and quality of the Investment Manager’s services with respect to regulatory compliance and ability to comply with the investment policies of each Portfolio; the compliance programs and risk controls of the Investment Manager; the specific contractual obligations of the Investment Manager pursuant to the Investment Management Agreement; the nature, extent and quality of certain administrative services the Investment Manager is responsible for providing to each Portfolio; the Investment Manager’s risk management function; and conditions that might affect the Investment Manager’s ability to provide high quality services to each Portfolio in the future under the Investment Management Agreement, including, but not limited to, the organization’s financial condition and operational stability. Based on the foregoing, the Independent Trustees concluded that the Investment Manager’s investment processes, research capabilities and philosophy were well suited to each Portfolio, given each Portfolio’s respective investment objective and policies, that the Investment Manager would be able to continue to meet any reasonably foreseeable obligations under the Investment Management Agreement and that the Investment Manager would otherwise be able to provide services to each Portfolio of sufficient extent and quality.

Performance Information

Specific performance results for each Portfolio reviewed by the Independent Trustees are discussed below. The comparative performance information was prepared and provided by Broadridge and was not independently verified by the Independent Trustees. With respect to the Portfolios, the Independent Trustees reviewed, among other information, comparative information showing performance for each Portfolio against its respective Broadridge Performance Universe for the one-and three-year periods (to the extent each such Portfolio had been in existence), each ended March 31, 2018.

For the Advanced Core Bond Portfolio and the Best Styles Global Managed Volatility Portfolio, performance was below median (in the fourth quintile) for the one-year period against their respective Broadridge Performance Universes. For the Global Small-Cap Opportunities Portfolio, performance was above median for the one- and three-year periods (in the third and second quintiles, respectively) against its respective Broadridge Performance Universe.

In addition, the Trustees considered matters bearing on each Portfolio and the advisory arrangements at Board meetings throughout the year, including a review of performance data at each regular meeting (either by the full Board or by the Performance Committee of the Board).

Fee and Expense Information

In assessing the reasonableness of each Portfolio’s fees and expenses under the Investment Management Agreement, the Independent Trustees considered, among other information, each Portfolio’s contractual management fee and its total expense ratio (in comparison to each Portfolio’s Broadridge Expense Group). The Independent Trustees also noted the management fee waiver and/or expense limitation agreement observed by the Investment Manager for each Portfolio that caps fees or expenses of its shares.

60	Annual Report / September 30, 2018

AllianzGI Institutional Multi-Series Trust

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements

(unaudited) (continued)

In comparing each Portfolio to its respective Broadridge Expense Group, with respect to expenses, the Independent Trustees noted that none of the Portfolios was charged a separate administration fee, recognizing that its management fee includes a component for administrative services, while certain funds in the Portfolios’ Broadridge Expense Groups have separate advisory and administration agreements with separate fees.

The Independent Trustees noted that both contractual management fees and total expense ratios (taking fee waivers and/or expense limitations into account) (“Total Expense Ratio”) for the Advanced Core Bond Portfolio, Best Styles Global Managed Volatility Portfolio and Global Small-Cap Opportunities Portfolio were below median for each Portfolio’s Broadridge Expense Group.

The Independent Trustees also considered, with respect to each Portfolio, the management fees charged by the Investment Manager to other funds and accounts, if any, with similar investment strategies to each Portfolio.

The Independent Trustees also considered the estimated profitability to the Investment Manager from its relationship with each Portfolio and determined that such profitability did not appear to be excessive. The Independent Trustees considered the extent to which the Investment Manager may realize economies of scale or other efficiencies in managing and supporting the Portfolios. The Independent Trustees indicated that they also took into account that, as an open-end investment company, each Portfolio intends to raise additional assets, so as the assets of each Portfolio grow over time, certain economies of scale and other efficiencies may be realized through spreading certain fixed costs across a larger asset base or across a variety of products and services, while also taking into account the management fee waiver and/or expense limitation arrangements observed by the Investment Manager for each Portfolio. Additionally, the Independent Trustees considered so-called “fall-out benefits” to the Investment Manager as a result of its advisory arrangements with each Portfolio, including research, statistical and quotation services from broker-dealers executing each Portfolio’s transactions on an agency basis, and enhanced visibility for marketing and distribution of other products managed by the Investment Manager. The Independent Trustees also took into account the entrepreneurial, legal, regulatory and business risks the Investment Manager has undertaken as investment manager and sponsor of each Portfolio.

After reviewing these and other factors described herein, the Independent Trustees concluded, with respect to each Portfolio, within the context of their overall conclusions regarding the Investment Management Agreement, and based on the information provided and related representations made by management, they were satisfied with the Investment Manager’s responses and on-going efforts relating to the investment performance of each Portfolio. The Independent Trustees also concluded that the fees payable under each of the Investment Management Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager and should be continued. After further discussion, and based on their evaluation of factors they deemed to be material, including those factors described above, the Independent Trustees concluded that the continuation of the Investment Management Agreement with respect to each Portfolio was in the interests of each applicable Portfolio and to recommend that the Investment Management Agreement be approved by the full Board.

61	Annual Report / September 30, 2018

AllianzGI Institutional Multi-Series Trust

Changes to the Board of Trustees and Officers (unaudited)

Effective December 12, 2017, Barbara R. Claussen resigned as a Trustee of the Trust and Erick R. Holt became a Trustee of the Trust. Mr. Holt is an “interested person” of the Trust, as defined in Section 2(a) (19) of the 1940 Act, due to his positions with the Investment Manager and its affiliates.

Effective December 12, 2017, Craig A. Ruckman was appointed Assistant Secretary to the Trust.

Effective April 13, 2018, Lawrence G. Altadonna resigned as the Treasurer, Principal Financial and Accounting Officer of the Trust.

Effective April 13, 2018, Scott Whisten was appointed Treasurer, Principal Financial and Accounting Officer of the Trust.

62	Annual Report / September 30, 2018

AllianzGI Institutional Multi-Series Trust

Privacy Policy (unaudited)

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

63	Annual Report / September 30, 2018

AllianzGI Institutional Multi-Series Trust

Privacy Policy (unaudited) (continued)

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

•             Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to these secure pages is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

•             Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Clear GIFs (also known as Web Beacons) are typically transparent very small graphic images (usually 1 pixel x 1 pixel) that are placed on a website that may be included on our services provided via our website and typically work in conjunction with cookies to identify our users and user behavior. We may use cookies and automatically collected information to: (i) personalize our website and the services provided via our website, such as remembering your information so that you will not have to re-enter it during your use of, or the next time you use, our website and the services provided via our website; (ii) provide customized advertisements, content, and information; (iii) monitor and analyze the effectiveness of our website and the services provided via our website and third-party marketing activities; (iv) monitor aggregate site usage metrics such as total number of visitors and pages viewed; and (v) track your entries, submissions, and status in any promotions or other activities offered through our website and the services provided via our website. Tracking technology also helps us manage and improve the usability of our website, (i) detecting whether there has been any contact between your computer and us in the past and (ii) to identify the most popular sections of our website. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

•	Use of Social Media Plugins Our website uses the following Social Media Plugins (“Plugins”):

•	Facebook Share Button operated by Facebook Inc., 1601 S. California Ave, Palo Alto, CA 94304, USA

•	Tweet Button operated by Twitter Inc., 795 Folsom St., Suite 600, San Francisco, CA 94107, USA

•	LinkedIn Share Button operated by LinkedIn Corporation, 2029 Stierlin Court, Mountain View, CA 94043, USA

All Plugins are marked with the brand of the respective operators Facebook, Twitter and LinkedIn (“Operators”). When you visit our website that contains a social plugin, your browser establishes a direct connection to the servers of the Operator. The Operator directly transfers the plugin content to your browser, which embeds the latter into our website, enabling the Operator to receive information about you having accessed the respective page of our website. Thus, AllianzGI US has no influence on the data gathered by the plugin and we inform you according to our state of knowledge: The embedded plugins provide the Operator with the information that you have accessed the corresponding page of our website. If you do not wish to have such data transferred to the Operators, you need to log out of your respective account before visiting our website. Please see the Operators’ data privacy statements in order to get further information about purpose and scope of the data collection and the processing and use:

•             Facebook: https://de-de.facebook.com/about/privacy

•             Twitter: https://twitter.com/privacy

•             Linked In: https://www.linkedin.com/legal/privacy-policy

64	Annual Report / September 30, 2018

AllianzGI Institutional Multi-Series Trust

Privacy Policy (unaudited) (continued)

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy, annually if required. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

65	Annual Report / September 30, 2018

AllianzGI Institutional Multi-Series Trust - Board of Trustees (unaudited)

Name, Year of Birth, Position(s) Held with
Trust,

Length

of Service, Other Trusteeships/Directorships

Held by Trustee; Number of Portfolios in
Fund

Complex/Outside Fund Complexes Currently

Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1633 Broadway, New York, NY 10019

Deborah A. DeCotis Year of Birth: 1952 Trustee since: 2014 Trustee/Director of 92* funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); and Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); and Principal, LaLoop LLC, a retail accessories company (1999-2014).

F. Ford Drummond Year of Birth: 1962 Trustee since: 2014 Trustee/Director of 65 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex Director, BancFirst Corporation.	Owner/Operator, Drummond Ranch; and Chairman, Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration).

Bradford K. Gallagher Year of Birth:1944 Trustee since: 2014 Trustee/Director of 92* funds in Fund Complex Trustee/Director of no funds outside the Fund Complex	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); and Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013).

James A. Jacobson

Year of Birth: 1945

Trustee since: 2014

Trustee/Director of 92* funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Formerly, Trustee Alpine Mutual Funds Complex

(consisting of 18 funds) (2009-2016).

Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014).

Hans W. Kertess Year of Birth: 1939 Trustee since: 2014 Trustee/Director of 92* funds in Fund Complex Trustee/Director of no funds outside the Fund Complex Director, Street Contxt.	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).

James S. MacLeod

Year of Birth: 1947

Trustee since: 2014

Trustee/Director of 65 funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Non-Executive Chairman & Director, Sykes Enterprises,

Inc.

Executive Chairman of the Board, CoastalSouth Bancshares, Inc.; Chairman, CoastalStates Bank; Vice Chairman of the Board and Member of Executive Committee, University of Tampa; Trustee, MUSC Foundation and Director, Mortgage Bankers Association of America. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation; and Chief Executive Officer, Homeowners Mortgage.

William B. Ogden, IV Year of Birth: 1945 Trustee since: 2014 Trustee/Director of 92* funds in Fund Complex; Trustee/Director of no funds outside of Fund Complex	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

Alan Rappaport Year of Birth: 1953 Trustee since: 2014 Trustee/Director of 92* funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Advisory Director (formerly, Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Trustee, American Museum of Natural History (2005-2015); and Trustee and Member of Board of Overseers, NYU Langone Medical Center (2007-2015).

66	Annual Report / September 30, 2018

AllianzGI Institutional Multi-Series Trust - Board of Trustees (unaudited) (continued)

Davey S. Scoon

Chairman of the Board of Trustees

Year of Birth: 1946

Trustee since: 2014

Trustee/Director of 65 funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Director, Albireo Pharma, Inc. (since 2016), Director,

AMAG Pharmaceuticals, Inc. (since 2006); Director,

Orthofix International N.V. (since 2011); and Director,

Biodel Inc. (since 2013). Formerly, Chairman, Tufts Health

Plan (1997-2014).

Adjunct Professor, University of Wisconsin-Madison (since 2011).

A. Douglas Eu†

Year of Birth: 1961

Trustee since: 2016

Trustee/Director of 65 funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Formerly, Director, Securities and Futures Commission

Advisory Committee Hong Kong (2007-2013).

Chief Executive Officer, Managing Director and Chairman of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2016); and Member of the Global Executive Committee of Allianz Global Investors GmbH (since 2006). Formerly, Chief Executive Officer of Allianz Global Investors Asia Pacific GmbH (2006-2015).

Erick R. Holt† Year of Birth: 1952 Trustee since: 2017 Trustee/Director of 65 funds in Fund Complex Trustee/Director of no funds outside the Fund Complex	Board Member, Global Chief Risk Officer, General Counsel and Chief Compliance Officer (2006 –2017) of Allianz Asset Management GmbH.

The Portfolios’ Statement of Additional Information contains additional information about the Trustees. The Statement of Additional Information is available without charge, upon request, by calling 1-800-498-5413.

* Inclusive of 27 funds managed by Pacific Investment Management Company, LLC (“PIMCO”).

† Each of Mr. Holt and Mr. Eu is an Interested Person of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to her or his affiliation with the Investment Manager and its affiliates.

67	Annual Report / September 30, 2018

AllianzGI Institutional Multi-Series Trust - Officers (unaudited)

Name, Year of Birth, Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years

Thomas J. Fuccillo 1968 President and Chief Executive Officer	Managing Director, Chief Regulatory Counsel and Head of Retail and Funds Legal of Allianz Global Investors U.S. Holdings LLC; Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC; Secretary and Chief Legal Officer of The Korea Fund, Inc. President and Chief Executive Officer of 65 funds in the Fund Complex. Formerly, Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex (2004-2016).

Scott Whisten 1971 Treasurer, Principal Financial and Accounting Officer	Director of Allianz Global Investors U.S. LLC; and Treasurer, Principal Financial and Accounting Officer of 65 funds in the Fund Complex. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2007-2018).

Angela Borreggine 1964 Chief Legal Officer and Secretary	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; Chief Legal Officer and Secretary of 65 funds in the Fund Complex. Formerly, Assistant Secretary of numerous funds in the Fund Complex (2007-2018).

Thomas L. Harter, CFA 1975 Chief Compliance Officer	Director of Allianz Global Investors U.S. Holdings LLC; Director, Deputy Chief Compliance Officer of Allianz Global Investors U.S. LLC; Chief Compliance Officer of 65 funds in the Fund Complex and of the Korea Fund, Inc.

Richard J. Cochran 1961 Assistant Treasurer	Vice President of Allianz Global Investors U.S. LLC; and Assistant Treasurer of 65 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili 1974 Assistant Treasurer	Director of Allianz Global Investors U.S. LLC; Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc.; and Assistant Treasurer of 65 Funds in the Fund Complex. Formerly, Assistant Treasurer of The Korea Fund. Inc (2016- 2018)

Debra Rubano 1975 Assistant Secretary	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 65 funds in Fund Complex.

Craig A. Ruckman 1977 Assistant Secretary	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 65 funds in the Fund Complex. Formerly, Associate of K&L Gates LLP (2012-2016).
Paul Koo(1) 1964 Assistant Secretary	Director, Head of US Compliance, Chief Compliance Officer of Allianz Global Investors U.S. LLC; Chief Compliance Officer of Allianz Global Investors Distributors LLC; and Assistant Secretary of 58 funds in the Fund Complex. Formerly, Chief Compliance Officer of NFJ Investment Group LLC and formerly, Associate Chief Compliance Officer, Dodge & Cox (2010-2011).

*	The officers of the Trust are elected annually by the Board of Trustees.

(1)	Paul Koo is assistant secretary of the Portfolios with a limited authority to open, maintain and close certain custodial and trading accounts for each Portfolio.

68	Annual Report / September 30, 2018

Trustees

Davey S. Scoon

Chairman of the Board of Trustees

Deborah A. Decotis

F. Ford Drummond

A. Douglas Eu

Bradford K. Gallagher

Erick R. Holt

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Alan Rappaport

Officers

Thomas J. Fuccillo

 President and Chief Executive Officer

Scott Whisten

 Treasurer, Principal Financial and Accounting Officer

Angela Borreggine

 Chief Legal Officer and Secretary

Thomas L. Harter

 Chief Compliance Officer, CFA

Richard J. Cochran

 Assistant Treasurer

Orhan Dzemaili

 Assistant Treasurer

Debra Rubano

 Assistant Secretary

Craig A. Ruckman

 Assistant Secretary

Paul Koo (1)

 Assistant Secretary

Investment Manager

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

State Street Bank & Trust Company, which has delegated its

obligations as transfer agent to:

DST Asset Management Solutions, Inc.

P.O. Box 219723

Kansas City, MO 64121-9723

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Portfolio or any securities mentioned in this report.

(1)	Paul Koo is assistant secretary of the Portfolios with a limited authority to open, maintain and close certain custodial and trading accounts for each Portfolio.

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s President and Chief Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-926-4456. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board has determined that Messrs. James A. Jacobson and Davey S. Scoon, both of whom serve on the Trust’s Audit Oversight Committee, qualify as “audit committee financial experts,” and that they are “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $74,425 in 2017 and $73,704 in 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountants that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2017 and $0 in 2018.

c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $50,295 in 2017 and $38,182 in 2018. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculations of excise tax distributions.

d) All Other Fees. There were no other Fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e) 1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Oversight Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

AllianzGI Institutional Multi-Series Trust (The “Trust”)

AUDIT OVERSIGHT COMMITTEE POLICY

FOR

PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Trust’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Trust’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services to the Trust as well as to the Trust’s investment adviser (1) or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust (“Applicable Service Providers”), if the engagement relates directly to operations and financial reporting of the Trust. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided, the fees to be charged in connection with the services expected to be provided a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

The Committee need not evaluate all four factors each time it pre-approves a service; it may rely on previous evaluations to the extent it considers appropriate.

POLICY FOR PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE TRUST

On an annual basis, the Committee of the Trust will review and if the Committee so determines, pre-approve the scope of the audits of the Trust and proposed audit fees, and permitted non-audit (including audit-related) services that are proposed to be performed by the Trust’s independent accountants for the Trust and its Applicable Service Providers (to the extent the services to be provided to the Applicable Service Providers relate directly to the operations and financial reporting of the Trust). The Committee may also pre-approve services at any other in-person or telephonic Committee meeting. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year by the independent accountants for the Trust and its Applicable Service Providers pursuant to this Policy.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the fund with also require the separate pre-approval of the President, Treasurer or Assistant Treasurer of the Trust, who may only grant such approval if he or she believes that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Trust financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

Individual audit services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

(1) For purposes of this requirement, the term “adviser” does not include sub-advisers that are not affiliated with a Trust’s investment adviser, are overseen by that investment adviser, and whose role is primarily portfolio management.

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Trust merger support services

Agreed upon procedure reports

Other Attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Federal, state and local income tax compliance; and, sales and use tax compliance, including required filings and amendments

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Trust merger support services

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed $500,000. Any pre-approval by a Committee Member shall be reported to the full Committee at its next regularly scheduled meeting.

OTHER SERVICES

Services that are proposed to be provided to the Trust which are not audit, audit-related or tax services may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed $500,000. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

PROHIBITED SERVICES

The Trust’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Trust

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

Rule 2-01(c)(7) of Regulation S-X provides that an accountant is not independent of the Trust unless the Trust’s Committee approves any permitted non-audit services to be provided to the Trust’s Applicable Service Providers, provided, in each case, that the engagement relates directly to the operations and financial reporting of the Trust.

Services to be provided to Applicable Service Providers that are required to be pre-approved, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at a regular or special meeting or by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. If a service is approved by a Committee member, the full Committee is notified of such pre-approval at its next regularly scheduled meeting.

Although the Committee will not be required to pre-approve all services provided to Applicable Service Providers and their affiliates, the Committee will receive an annual report from the Trust’s independent accounting firm showing the aggregate fees for all services provided to Applicable Service Providers and their affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to the Trust or Accounting Affiliates, the pre-approval requirement is waived if:

(1) The aggregate fees and costs of all non-audit services that, but for the limited exception provided by this section, would require pre-approval by the Committee constitutes no more than five percent of the total fees and costs paid by the Trust and Applicable Service Providers to the independent accountant during the fiscal year during which such non-audit services are provided;

(2) At the time of the engagement for such services, the Trust did not recognize that the services were “non-audit services” that required preapproval; and

(3) Each such service is brought promptly to the attention of the Committee and approved prior to the completion of the audit by the Committee, Committee Chair or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated.

e)2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f) Not applicable.

g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2017 Reporting Period was $3,602,643 and the 2018 Reporting Period was $2,478,407.

h) Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6. INVESTMENTS

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM  8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Disclosure not required for open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board since the Trust last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the most recent fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 13. EXHIBITS

(a)(1) Exhibit 99.CODE ETH – Code of Ethics

(a)(2) Exhibit 99_ CERT. – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3) Not applicable

(b) Exhibit 99.906 CERT. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AllianzGI Institutional Multi-Series Trust

By: /s/ Thomas J. Fuccillo
Thomas J. Fuccillo President & Chief Executive Officer

Date: December 3, 2018

By: /s/ Scott Whisten
Scott Whisten Treasurer, Principal Financial & Accounting Officer

Date: December 3, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Thomas J. Fuccillo
Thomas J. Fuccillo President & Chief Executive Officer

Date: December 3, 2018

By: /s/ Scott Whisten
Scott Whisten Treasurer, Principal Financial & Accounting Officer

Date: December 3, 2018